SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No. ____

Post-Effective Amendment No. 48 ☒

File No. 2-21600

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 34 ☒

File No. 811-1209

BRIDGES INVESTMENT FUND, INC.

(Exact Name of Registrant as Specified in Charter)

256 Durham Plaza, 8401 West Dodge Road, Omaha, Nebraska 68114

(Address of Principal Executive Offices) (Zip Code)

402-397-4700

(Registrant's Telephone Number, including Area Code)

Edson L. Bridges II, 256 Durham Plaza, 8401 West Dodge Road, Omaha, NE 68114

Edson L. Bridges II, 256 Durham Plaza, 8401 West Dodge Road, Omaha, NE 68114

(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: N/A

It is proposed that this filing will become effective (check appropriate box):

☒ immediately upon filing pursuant to paragraph (b)

  on (date) pursuant to paragraph (b)

 60 days after filing pursuant to paragraph (a)(1)

 on (date) pursuant to paragraph (a)(1)

 75 days after filing pursuant to paragraph (a)(2)

 on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

  This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

  Title of Securities Being Registered: CAPITAL STOCK

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  BRIDGES INVESTMENT FUND, INC.

  8401 West Dodge Road

  256 Durham Plaza

  Omaha, Nebraska 68114

  (402) 397-4700

  PROSPECTUS

  March 22, 2002

  Capital Stock

  The primary investment objective of the Fund is long-term capital appreciation. The development of a modest amount of current income is a secondary investment objective.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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  Bridges Investment Fund, Inc.                                 2                          March 22, 2002

    Prospectus    Part A

  TABLE OF CONTENTS
RISK/RETURN SUMMARY	3
The Fund's Investment Objective	3
The Principal Investment Strategies of the Fund	3

PRINCIPAL RISKS OF INVESTING IN THE FUND	3-4

PAST PERFORMANCE OF FUND	5-7

FEES AND EXPENSES OF THE FUND	8-9

FINANCIAL HIGHLIGHTS	10

INVESTMENT OBJECTIVES AND POLICIES	11

Risks of Investing in the Fund	12

MANAGEMENT OF THE FUND	13

Governance	13
Investment Adviser	13
Portfolio Managers	14
Advisory Fees	14
Custodian	14
Dividend Disbursing and Transfer Agent	15

FUND SHAREHOLDER INFORMATION	15

Capital Structure of Fund	15
Valuing Fund Shares	15
Purchase of Fund Shares	16
Minimum Purchase of Fund Shares	16
Dividend and Capital Gains Distributions Options	16
Automatic Investment Plan	17
Redemption of Fund Shares	17-18
Inquiries	18
Fund Dividend Policy	19
Tax Consequences	19-20

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  Bridges Investment Fund, Inc.                                    3                       March 22, 2002

    Prospectus     Part A

  RISK/RETURN SUMMARY

  The following is a summary. You should read the rest of the Prospectus along with this summary.

  The Fund's Investment Objectives

  The Fund is an open-end diversified investment company, which has operated since July 1, 1963. The Fund's primary investment objective is long-term capital growth, with a secondary objective of generation of a moderate amount of investment income.

  The Principal Investment Strategies of the Fund

  The Fund seeks to achieve its investment objectives by investing primarily in a diversified portfolio of common stocks and convertible securities which Fund management believes offers the potential for increased earnings and dividends over time. Normally, such equity securities will represent 60% or more of the Fund's assets. On December 31, 2001, 82.7% of the Fund's assets were invested in common stocks.

  In addition, to generate current income, the Fund may acquire investment grade corporate bonds, debentures, U.S. Treasury bonds and notes, and preferred stocks. Normally, such fixed income securities will not constitute more than 40% of the Fund's portfolio. On December 31, 2001, 15.2% of the Fund's assets were invested in debt securities. The Fund may purchase lower quality debt securities (sometimes called "junk bonds") from time to time, provided that such investments are limited to no more than 5% of Fund assets.

  The allocation of Fund investments among common stocks and other equity securities and bonds and other debt securities (including U.S. Treasury securities) is based on the Fund's adviser's judgments of the potential returns and risks of each class. The adviser considers a number of factors when making these allocations, including economic conditions and monetary factors, inflation and interest levels and trends, and fundamental factors (such as price/earnings ratios or growth rates) of individual companies in which the Fund invests.

  PRINCIPAL RISKS AND RETURNS FROM INVESTING IN THE FUND

  There are risks associated with an investment in the Fund, and there is no assurance the Fund will achieve its investment objectives. The risks of investing in the Fund include:

  Market Risk

  The value of the Fund's investments will vary from day to day, and will reflect to some degree general market conditions, interest rates and national and global political and economic conditions. The Fund's performance will also be affected by the earnings of companies it invests in, as well as changes in market expectations of such earnings. In the short-term, stock prices, and the value of the Fund, can fluctuate significantly in response to these factors. As with any stock investment, the value of your investment in the Fund will fluctuate, meaning you could lose money.

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  Bridges Investment Fund, Inc.                                 4                         March 22, 2002

    Prospectus    Part A

  Interest Rate Risk

  The Fund's investments in fixed income securities tend to reduce the Fund's investment performance during periods of strong market price appreciation, although bonds should tend to cushion Fund value losses during periods of declining stock prices. However, you should also be aware that there is an inverse relationship between bond prices and interest rates: higher interest rates could cause lower bond prices, while lower interest rates could result in higher bond prices, with the most significant impact of interest rate changes on longer maturity issues.

  Credit Risk

  The issuers of bonds and other debt securities held by the Fund may not be able to make interest or principal payments. Even if these issuers are able to make interest or principal payments, they may suffer adverse changes in financial condition that would lower the credit quality of the security, leading to greater volatility in the price of the security. High yield securities (or "junk bonds") invested in by the Fund provide higher returns but entail greater risk of loss of principal.

  Asset Allocation Risk

  The Fund's performance will also be affected by the adviser's ability to anticipate correctly the relative potential returns and risks of the types of assets in which the Fund invests. As an example, the Fund's investment performance would suffer if a major portion of its assets were allocated to stocks during a market decline and its relative investment performance would suffer to the extent that a smaller portion of the Fund's assets were allocated to stocks during a period of rising stock market prices.

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  Bridges Investment Fund, Inc.       5                          March 22, 2002

    Prospectus       Part A

  PAST PERFORMANCE OF FUND

  The bar chart and table below show one measure of the risks of investing in the Fund, by showing the Fund's performance from year to year for the past ten calendar years and by showing how the average annual total returns of the Fund's shares compare to those of a broad-based market index. The Fund's past investment performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

  Performance History depicted in a bar graph is as follows:

  Performance History depicted in a bar graph is as follows:

Year	% Returns
1992	6.03%
1993	6.29%
1994	0.30%
1995	30.96%
1996	18.06%
1997	22.33%
1998	27.48%
1999	38.90%
2000	-14.09%
2001	-18.89%

  The Fund's highest and lowest returns for a calendar quarter during the past ten years are a return of 28.12% for the 4th Quarter 1999, and -18.35% for the 3rd Quarter 2001.

  Average Annual Total Returns

  (for the periods ending December 31, 2001)
	Past One Year	Past Five Years	Past Ten Years
Return Before Taxes	-18.89%	8.58%	10.18%
Return After Taxes on Distributions	-19.18%	7.37%	8.53%
Return After Taxes on Distributions and Sale of Fund Shares	-11.50%	6.53%	7.69%
S & P 500 (reflects no deduction for fees, expenses or taxes)	-11.82%	10.69%	12.91%

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  Bridges Investment Fund, Inc.                        6                                  March 22, 2002

    Prospectus     Part A

  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

  Total Return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gains. A cumulative total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as the actual year-by-year results.

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  Bridges Investment Fund, Inc.                         7                                  March 22, 2002

    Prospectus      Part A

  Table - Line Chart
Year	BIF	S & P 500

1991	10,000.00	10,000.00
1992	10,760.92	10,601.59
1993	11,838.59	11,266.59
1994	11,999.05	11,298.60
1995	16,491.46	14,794.21
1996	20,268.86	17,463.95
1997	27,022.44	21,361.53
1998	34,739.27	27,228.98
1999	42,027.75	37,822.56
2000	38,199.33	32,495.38
2001	43,679.47	26,358.06

AVERAGE ANNUAL TOTAL RETURN
1 YEAR	5 YEAR	10 YEAR
-18.89%	8.58%	10.18%

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  Bridges Investment Fund, Inc.                      8                                       March 22, 202

    Prospectus      Part A

  FEES AND EXPENSES OF THE FUND

  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

  Shareholder Fees

  (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None

Maximum Deferred Sales Charge (Load)	None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends
and other Distributions	None

Redemption Fee	None*

Reinvestment of Cash Distributions Transaction Fee	None

Exchange Fee	None

Maximum Account Fee	None

  Annual Fund Operating Expenses

  (expenses that are deducted from Fund assets)
Management Fees		0.50%

Distribution and/or Service Fees

Other Expenses		0.29%

Audit and Custodian Services	0.10%

Bookkeeping, Dividend and Transfer Agent Services,
Computer Programming, Printing and Supplies	0.13%

Insurance, Licenses, Taxes and Other	0.06%

Total Fund Operating Expenses		0.79%

  * You are responsible for any expenses incurred in connection with a share redemption, if you request redemption proceeds to be wired or sent by overnight or priority mail to you.

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  Bridges Investment Fund, Inc.                          9                                              March 22, 2002

    Prospectus       Part A

  Example

  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years

$ 82	$ 257	$ 451	$ 1,030

  The expenses in the hypothetical example are calculated for the most recent fiscal year for the Fund (except where an expense has changed for the current fiscal year, in which case, the present cost is reflected in the estimated costs). The expenses show both the amounts paid in the Fund's financial statements and the costs paid by the shareholder.

  This hypothetical example assumes that all dividends and distributions are reinvested. You should not consider the estimates shown in the hypothetical example above as a representation of past or future expenses. Actual expenses may be greater or lesser than the amounts shown.

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  Bridges Investment Fund, Inc.                  10                                      March 22, 2002

    Prospectus     Part A

  FINANCIAL HIGHLIGHTS*

  For the Years Ended December 31

  The financial highlights table is intended to help you understand the Fund's financial performance for the past 10 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The per share income and capital changes for the years ended December 31, 2001, 2000 and 1999 have been audited by KPMG LLP. The report of KPMG LLP for the year ended December 31, 2001, including the financial highlights for the years ended December 31, 2001, 2000 and 1999, along with the Fund's financial statements, are included in the Statement of Additional Information, which is available upon request.

	2001	2000	1999	1998	1997	1996	1995	1994	1993	1992
Net Asset Value, Beginning of Period	$38.59	$46.24	$34.26	$29.02	$24.56	$21.54	$17.10	$17.80	$17.51	$17.30

Income from Investment Operations
Net Investment Income	$.26	$.40	$.30	$.44	$.51	$.55	$.58	$.59	$.61	$.63
Net Gains or (Losses) on Securities (both realized and unrealized)	$(7.54)	$(6.84)	$12.89	$7.36	$4.77	$3.28	$4.63	$ (.52)	$.46	$.37
Total From Invest. Operations	$7.28	$(6.44)	$13.19	$7.80	$5.28	$3.83	$5.21	$.07	$1.07	$1.00

Less Distributions
Dividends from net investment income	$(.26)	$(.40)	$(.30)	$(.44)	$(.51)	$(.55)	$(.58)	$(.59)	$(.61)	$(.63)
Distributions from capital gains	-	$(.81)	$(.91)	$(2.12)	$(.31)	$(.26)	$(.19)	$(.18)	$(.17)	$(.16)
Total Distributions	$(.26)	$(1.21)	$(1.21)	$(2.56)	$(.82)	$(.81)	$(.77)	$(.77)	$(.78)	$(.79)

Net Asset Value, End of Period	$31.05	$38.59	$46.24	$34.26	$29.02	$24.56	$21.54	$17.10	$17.80	$17.51

Total Return	(18.89)%	(14.09)%	38.90%	27.48%	22.33%	18.06%	30.96%	0.30%	6.29%	6.03%

Ratios/Supplemental Data

Net Assets, End of Period (in thousands)	$60,245	$71,412	$69,736	$48,433	$36,648	$29,249	$24,052	$18,096	$17,991	$17,007
Ratio of Expenses to Average Net Assets**	0.79%	0.72%	0.73%	0.77%	0.81%	0.87%	0.89%	0.90%	0.90%	0.94%
Ratio of Net Inc. to Avg. Net Assets	0.79%	0.95%	0.78%	1.37%	2.64%	3.23%	3.80%	4.25%	4.32%	4.57%
Portfolio Turnover Rate	14%	19%	16%	24%	8%	8%	7%	10%	11%	7%

  *Per share income and capital change data is computed using the weighted average number of shares outstanding method.

  **Average net asset data is computed using monthly net asset value figures.

  The total annual return from the investment policies and strategies employed for the Fund's portfolio ranged from a high of 38.90% in 1999 to a low of -18.89% in 2001. Prior to the negative returns for the two years ended December 31, 2001, the Fund achieved 22 straight years of positive total annual returns from December 31, 1977 through December 31, 1999.

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  Bridges Investment Fund, Inc.                 11                                     March 22, 2002

    Prospectus       Part A

  INVESTMENT OBJECTIVES AND POLICIES

  The primary investment objective of the Fund is long-term capital appreciation. In pursuit of such objective, the Fund invests primarily in common stocks and securities convertible into common stocks, with the market value of these securities normally representing 60% or more of the total value of the Fund's assets. The selection of common stocks and convertible securities will emphasize companies which, in the opinion of the Fund's management, offer opportunities for increased earnings and dividends. However, the Fund may also invest in common stocks which may be cyclically depressed or undervalued, and, therefore, may offer potential for capital appreciation.

  The generation of a moderate amount of current income is a secondary investment objective of the Fund. To help meet this objective, the Fund may acquire investment grade corporate bonds, debentures, U.S. Treasury bonds and notes, and preferred stocks, provided not more than 40% of the value of Fund assets are maintained in these types of fixed income securities. Investment grade corporate bonds and preferred stocks must carry, at the time of purchase, a Moody's Investor Service rating of Baa or higher or a Standard & Poor's Corporation rating of BBB or higher. The purchase of investment grade bonds, debentures, and preferred stocks may also provide a source of funds for future purchases of equity securities by the Fund.

  The Fund may purchase investments in securities of foreign issuers, provided that the market value of such securities will not exceed 10% of the Fund's total assets, and such securities are traded as American Depository Receipts.

  For speculative capital gain purposes, the Fund may purchase bonds, debentures, and preferred stocks that carry high yields and balance sheet risk or which have one or more interest or dividend payments in arrears, provided that the Fund intends to limit its investments in such lower quality debt securities (sometimes called "junk bonds") to no more than 5% of its assets. The Fund may purchase corporate bonds and preferred stocks with ratings below Moody's Baa and Standard & Poor's Corporation BBB and some non-rated securities in order to earn above average current income returns, provided the market value of these assets at the time of purchase is included within the 5% total assets limit for "junk bonds".

  Convertible debentures and convertible preferred stocks are usually classified below investment grade ratings for fixed income securities. For the purpose of managing the Fund's portfolio within the investment policy guidelines, these convertible securities are accorded the status of equities, and not considered to be fixed income securities. Accordingly, these assets do not fall within the 40% and 5% of total assets restrictions for fixed income securities.

  Under unusual economic or financial market circumstances, the Fund may maintain a substantial part or all of its assets in cash or U.S. government securities for temporary defensive purposes and as a result, may not achieve its investment objectives. The Fund may maintain positions in U.S. Government securities for as long as such unusual market conditions exist, and the amounts of these Treasury securities will be excluded from the limitation that not more than 40% of Fund assets are to be invested in fixed income securities.

  The foregoing policies as to investments may be altered by the Fund's Board of Directors; however, they will not be changed without prior written notice to Fund shareholders in a supplement to the Prospectus, or at such time as the next annual revisions to the Prospectus become effective.

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  Bridges Investment Fund, Inc.                              12                        March 22, 2002  Prospectus       Part A

  In addition to the investment objectives and policies disclosed above, the Fund adheres to certain other investment policy and selection restrictions which are set forth in the Statement of Additional Information.

  Risks of Investing in the Fund

  You should be aware that the value of the Fund's investments will vary from day to day, based on various factors including earnings performance of companies in which the Fund invests, as well as general market conditions, interest rates and national and global political and economic conditions. The Fund's investments in stocks are subject to changes in their value due to a number of factors. Investments in stocks can be volatile, and are subject to changes in general stock market movements, referred to as market risk. There may be events or changes affecting particular industries included in the Fund's portfolio, referred to as industry risk, or a change in value of a particular stock because of an event affecting the issuer. Many factors can affect an individual stock's price, including poor earnings, loss of major customers, major litigation against the issuer, or changes in government regulations affecting the issuer or its industry.

  Since the Fund invests in bonds and other debt securities, you should also recognize that there is an inverse relationship between bond prices and interest rates: higher interest rates could cause lower bond prices, and lower interest rates could result in higher bond prices, with the most significant impact of interest rate changes on the very long maturity issues.

  Fund investments in bonds and other debt securities also involve credit risk, which is the risk that the issuers of such debt securities are not able to make interest or principal payments, resulting in a loss to the Fund. In addition, even if issuers of debt securities are able to make such interest or principal payments, they may suffer adverse changes in financial condition lowering their credit quality, and the value of the Fund's assets.

  The Fund may also invest in high yield securities or "junk bonds", which provide greater income opportunity but also entail greater risk of loss of principal. Such high yield securities may be speculative with respect to the issuer's ability to pay interest and repay principal in accordance with the terms of the obligation. In addition, the market for high yield securities may be less active, limiting the ability of the Fund to sell such securities in a timely manner, increasing the risk of loss to the Fund.

  With respect to the Fund's investment in U.S. Treasury securities for temporary defensive purposes, you should anticipate that these defensive actions may result in less than 60% of Fund assets to be held in common stocks and other equity securities and that such temporary defensive actions may be taken prior to the development of the expected adverse market circumstances. Subsequent events in the market may or may not vindicate the judgment of the investment manager to establish the temporary defensive positions in U.S. government securities, and the failure of anticipated market conditions to occur may cause temporary defensive positions to be held for unanticipated, long intervals of time.

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  Bridges Investment Fund, Inc.                           13                               March 22, 2002

    Prospectus       Part A

  All of the above risks can affect the value of the Fund's investments, its investment performance and price per share. These risks mean that you can lose money by investing in the Fund. When you redeem your shares, they may be worth more or less than what you paid for them.

  MANAGEMENT OF THE FUND

  Governance

  The Board of Directors of the Fund is responsible for general governance of the Fund. In particular, the Board establishes contractual relationships and maintains oversight of the investment manager, the custodian bank and transfer agent, insurance coverage, certified public accountants, and legal representation for the Fund. In addition, the Board of Directors oversees compliance with federal and state regulations, and maintaining the Fund's position as a regulated open-end investment management company under tax laws. The Board is also responsible for attracting interested and qualified individuals to serve as representatives for the shareholders. Board members carry broad perspectives beyond the fields of finance and investments, and provide insight and guidance for the general business policy of the Fund through the Audit Committee, Administration and Nominating Committee, and regular quarterly Board of Directors meetings.

  Investment Adviser

  Bridges Investment Counsel, Inc., 8401 West Dodge Road, Omaha, Nebraska 68114, acts as manager and investment adviser under a contract with the Fund. In addition to furnishing continuing investment supervision for the Fund, the investment adviser provides office space, facilities, equipment, and personnel for managing the assets of the Fund. Further, the investment adviser pays the costs of maintaining the registration of shares of the Fund under federal and applicable state securities laws.

  Bridges Investment Counsel, Inc. is registered as an investment adviser with the Securities and Exchange Commission under the Investment Advisers Act of 1940. The Firm and its predecessors have acted continuously as professional investment advisers and managers since early 1945. The firm renders portfolio investment securities advice to individuals, personal trusts, pension and profit sharing accounts, IRA rollovers, charitable organizations and foundations, corporations and other account classifications and, as of the last quarter of 2001, managed assets in excess of $994 million. Bridges Investment Counsel, Inc. also provides hourly consulting advice concerning alternative investment matters on a limited basis, as well as consulting services for non-portfolio securities matters such as estate and financial planning and general business administration projects. Bridges Investment Counsel, Inc. has a management agreement to operate Provident Trust Company, a Nebraska trust company responsible for in excess of $748 million in trust customer assets at December 31, 2001.

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  Bridges Investment Fund, Inc.                14                                      March 22, 2002

    Prospectus      Part A

  Portfolio Managers:

  Mr. Edson L. Bridges III, President and Chief Investment Officer of the Fund and Executive Vice President-Investments of Bridges Investment Counsel, Inc. is the person primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Bridges III has more than 17 years of experience with the Fund's portfolio.

  Mr. Edson L. Bridges II, Chairman and Chief Executive Officer of the Fund, is the back-up person for the day-to-day operation of the Fund's portfolio. Mr. Bridges II has more than 38 years of experience in managing the Fund's investment portfolio.

  Investment selections made by Bridges Investment Counsel, Inc. for the Fund are predicated upon research into general economic trends, studies of financial markets, and industry and company analyses. The firm obtains its security analysis information from several financial research organizations which restrict the release of their reports primarily to institutional users such as banks, insurance companies, investment counselors, and trust companies.

  Advisory Fees:

  Under its advisory agreement with the Fund, Bridges Investment Counsel, Inc. furnishes continuous investment supervision to the Fund for a quarterly fee of 1/8 of 1% of the average Net Asset Value of the Fund, as determined by appraisals at the close of each month in the quarterly period. This total annual fee of 1/2 of 1% of the Fund's Net Assets as determined above is the only compensation received by Bridges Investment Counsel, Inc. from the Fund. The Fund paid $315,093 to Bridges Investment Counsel, Inc. for its services as investment adviser during the fiscal year ending December 31, 2001.

  The Fund pays the charges of the custodian, dividend disbursing and transfer agent, fees of auditors and legal counsel, and the fees of the investment adviser as described earlier. The Fund also incurs other expenses such as bookkeeping, publication of notices and reports to shareholders, printing and mailing of stock certificates, and miscellaneous taxes. However, total annual expenses of the Fund, exclusive of taxes but including fees paid to the investment adviser, are limited to 1 1/2% of average net assets, and Bridges Investment Counsel, Inc. agrees to reimburse the Fund for expenditures in excess of such amount. During 2001, there were no reimbursed expenses paid under this contract arrangement and expense limitation.

  Custodian

  First National Bank of Omaha, Nebraska, One First National Center, 1620 Dodge Street, Omaha, Nebraska, acts as Custodian for the Fund. The Bank holds all securities and cash of the Fund, receives and pays for securities purchased upon delivery of the assets, delivers against payment from brokers for securities sold, receives and collects income from investments. The Bank does not exercise any supervisory function in management matters such as the purchase and sale of portfolio securities.

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  Bridges Investment Fund, Inc.                15                                        March 22, 2002

    Prospectus       Part A

  Dividend Disbursing and Transfer Agent

  Bridges Investor Services, Inc., 8401 West Dodge Road, Omaha, Nebraska, acts as Dividend Disbursing and Transfer Agent for the Fund. Services handles the transactions for all capital stock issued by the Fund and for all redemptions of Fund shares. Services processes all reinvestment and scheduled investment transactions, and is responsible for issuing Form 1099 information to shareholders each year.

  FUND SHAREHOLDER INFORMATION

  Capital Structure of Fund

  The Fund's capital structure consists of one class of 6,000,000 authorized shares (par value of one dollar per share). Fund shares have equal rights as to voting, redemption, dividends, and liquidation, with cumulative voting for the election of directors. The shares are redeemable on written demand of the holder and are transferable. The shares have no preemptive or conversion rights and are not subject to assessment. Fractional shares have the same rights proportionately as full shares, except they do not carry the right to vote. The Fund is not authorized to issue any preferred stock or other senior securities.

  Valuing Fund Shares

  Shares of the Fund are sold directly to investors by the Fund and are redeemed by the Fund at the next determined Net Asset Value.

  The Net Asset Value of a share of the Fund at any specific time is obtained by dividing the value of the net assets of the Fund by the total number of shares outstanding at such time. The calculation of Net Asset Value includes the daily accrual of income and expenses. Expenses are estimated at a daily accrual rate, and this daily accrual rate is adjusted to costs on a monthly or quarterly basis if the daily accrual rate is above or below actual costs when such costs become known.

  The Fund calculates its Net Asset Value based on the current market value for its portfolio securities at the close of daily trading on the New York Stock Exchange, normally 4:00 p.m. Eastern Time (3:00 p.m. Central Time), on the date of valuation. The Fund normally obtains market values for its securities from independent pricing services that use reported last sales prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. If a market value is not available from an independent pricing source for a particular security, that security is valued at a fair value as determined in good faith by or under procedures adopted by, the Fund's Board of Directors. Short-term securities such as Treasury Bills with under a 60-day maturity are valued at the purchase price, and the income from the discount is reflected as accrued income on a daily basis.

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  Bridges Investment Fund, Inc.                    16                                  March 22, 2002

    Prospectus       Part A

  Purchase of Fund Shares

  Account Application Form To purchase Fund shares you must complete and sign the Account Application form, which is sent with this Prospectus, or may be obtained from the offices of the Fund at 256 Durham Plaza, 8401 West Dodge Road, Omaha, Nebraska 68114. The completed Account Application form and check payable or other means of payment to the Fund should be sent to the above address. Please review the Account Application form for detailed information for executing and completing a purchase of shares in the Fund.

  With respect to purchases of Fund shares, the following conditions will apply: (1) all of your purchases must be made in U.S. dollars, and the check(s) must be drawn on U.S. banks; (2) no third party checks will be accepted; (3) the Fund does not accept currency to purchase Fund shares; and (4) if your check does not clear within 15 business days, it will be returned to you.

  To avoid a delay in the purchase of Fund shares by check, you should consider buying shares by bank wire transfer, cashier's check, or money order.

  Your purchase of Fund shares will be bought at the next determined Net Asset Value of the Fund which is calculated after your Account Application is received in proper form.

  The Account Application form is subject to acceptance by authorized officers of the Fund in Omaha, Nebraska and is not binding until so accepted. The Fund reserves the right to accept or reject subscriptions to Fund shares based on information available to the Fund at the time of purchase. It is the policy of the Fund not to accept orders for Fund shares under circumstances or in amounts considered to be disadvantageous to existing shareholders, and the Fund reserves the right to suspend the offering of shares for a period of time. Account Applications will only be accepted from residents of states in which the Fund shares have been registered or otherwise qualified for offer and sale.

  Minimum Purchase of Fund Shares

  You may purchase shares of the Fund at such times and in such amounts as you desire. However, the Board of Directors of the Fund has established a minimum of $1,000 for an initial investment in the Fund, and a minimum of $250 for any subsequent investment in the Fund, provided the Fund, in its discretion, may waive such minimums.

  If you choose to use the Fund's Automatic Investment Plan (described below), the minimum monthly investment is $100, once the minimum initial investment of $1,000 has been made.

  Dividend and Capital Gains Distributions Options

  The Fund offers the following options with respect to dividends and capital gains distributions, if any, on capital stock held by you in the Fund.

  (1) Reinvestment Option: You may elect to have all dividends and capital gains distributions automatically reinvested in additional shares of the Fund. If you do not indicate a choice on the Account Application, you will be assigned this option. Shares purchased under this option are

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  Bridges Investment Fund, Inc.              17                                    March 22, 2002

    Prospectus       Part A

   entered on the stock transfer records maintained by the Fund transfer agent, Bridges Investor Services, Inc. Certificates for full shares will be delivered to you at your request. Fractional shares have full dividend and redemption rights, but do not have voting rights. Reinvestment of cash distributions will be made at the Net Asset Value per share which is in effect on the respective dividend or capital gains payment date. Written notice will be sent to shareholders electing this option showing the shareholder's holdings in the Fund, both prior to and after the reinvestment, as well as the dollar amount of the dividend or capital gains reinvestment and the Net Asset Value in effect for the purchases.

  (2) Cash Option: You may elect to be sent a check for all Fund dividend and capital gain distributions, or alternatively, only dividend distributions or capital gains distributions. If you elect any of these alternatives, you must check the appropriate box(es) on the Account Application. Cash distribution checks are typically mailed to shareholders within two days, but not later than seven days after payment.

  You may change the option selected by you from time to time by written notice to the Fund indicating the new option designed by you.

  Automatic Investment Plan

  To participate in the Fund's Automatic Investment Plan, you must either be an existing shareholder in the Fund, or if a new investor, make an initial investment of at least $1,000 under Item A, "Investment", on the Account Applications. To open an account using the Automatic Investment Plan, complete and sign the Account Application, and complete the information required in Item E, "Automatic Investment Plan". You must attach a voided check or savings account deposit slip as indicated on the Application. Your purchase of Fund shares will be made automatically in accordance with the options selected on the Application form. A minimum monthly transfer of $100 is required to participate in the Automatic Investment Plan. You will be assessed a $25 fee if the automatic purchase cannot be made due to insufficient funds, stop payment, or for any other reason. You may terminate your participation in the Fund's Automatic Investment Plan at any time by written instructions to the Fund.

  Redemption of Fund Shares

  As a shareholder of the Fund, you may at any time, except as specified below, redeem your stock by delivering your properly endorsed stock certificates to the Fund at 256 Durham Plaza, 8401 West Dodge Road, Omaha, Nebraska. If you are a shareholder in a Plan account, you must send the Fund a written notification requesting that part or all of your stock be redeemed. The Fund will accept a facsimile transmission to effect a redemption on your account provided that the following conditions are met and items are submitted: (1) your social security number is furnished; (2) the account number is included; (3) the number of shares to be redeemed or the dollar amount requested is shown; (4) the account owner's signature is guaranteed; and (5) the original copy of the letter is submitted to the Fund on a prompt basis. The Fund may hold proceeds of redemption until the original letter is received.

  The redemption price is the next determined Net Asset Value of Fund shares which is calculated after your certificate or written notification is received in proper form. The redemption price may be above or below your cost, depending on the market value of the Fund's portfolio securities at the time of the redemption.

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  Bridges Investment Fund, Inc.                         18                              March 22, 2002

    Prospectus     Part A

  All certificates presented for redemption or requests for liquidation of uncertificated shares held under Plan accounts must be duly endorsed or accompanied by a duly executed separate assignment, with signature(s) guaranteed by either a financial or banking institution whose deposits are insured by the Federal Deposit Insurance Corporation or by a brokerage firm which is a member of any exchange as defined in the fidelity insuring bond carried by the Fund with ICI Mutual Insurance Company. The signature(s) should be in the name(s) of the stockholder as shown on the stock transfer records which are maintained for the Fund by Bridges Investor Services, Inc. The signature guarantee must be obtained in each instance of a redemption for both certificated and uncertificated shares. The Fund and its Transfer Agent will also recognize guarantors that participate in the Securities Transfer Agents Medallion Program (STAMP). NOTARIZED SIGNATURES ARE NOT GUARANTEED SIGNATURES AND WILL NOT BE ACCEPTED BY THE FUND.

  In most instances, payment for shares redeemed will be made within seven days after request in good order for redemption and tender of shares has been made. However, the Fund may hold payment on redemption of shares until it is reasonably satisfied that the investment amount made by check to the Fund has been collected, which can take up to seven business days.

  The Fund mails checks for redemption proceeds typically within one or two days, but not later than seven days, after it receives the request and all necessary documents. The Fund will send redemption checks by overnight or priority mail upon request, and at investor's expense. The Fund will normally wire redemption proceeds to your bank the next business day after receiving the redemption request and all necessary documents, including the signature guarantee. The Fund will also wire redemption proceeds to you upon request, and at your expense. You are also responsible for any charges which your bank may make for receiving wires.

  Redemption privileges and payments may be suspended during periods when the New York Stock Exchange is closed (other than weekends and holiday closings) or trading thereon is restricted, or for any period during which an emergency exists as a result of which (a) disposal by the Fund of securities owned by it is not reasonably practicable, or (b) it is not reasonably practicable for the Fund to fairly determine the value of its net assets, or for such other periods as the Securities and Exchange Commission may by order permit for the protection of the shareholders of the Fund. The Securities and Exchange Commission shall determine when trading on the New York Stock Exchange is restricted and when an emergency exists.

  In the event there is more than one owner of an account, all owners must sign the letter that requests a redemption of shares in the Fund.

  Inquiries

  Shareholder inquiries for information or assistance in handling administrative matters should be directed to Mrs. Nancy K. Dodge, Treasurer, Bridges Investment Fund, Inc., 256 Durham Plaza, 8401 West Dodge Road, Omaha, Nebraska 68114. Mrs. Dodge may also be reached by telephone at 1-402-397-4701 (extension 229), or at e-mail address ndodge@bridgesinv.com">ndodge@bridgesinv.com.

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  Bridges Investment Fund, Inc.                             19                                  March 22, 2002

    Prospectus       Part A

  Fund Dividend Policy

  The Fund will distribute to shareholders substantially all of the net income and net capital gains, if any, realized from the sale of securities. Dividends will be paid on or about the 25th day of January, April, July, and October. Shareholders will be advised as to the source or sources of each distribution. A year-end payment of capital gains, if any amounts are earned between November 1 and October 31 in any given year, will be paid on or before December 31st to meet a special requirement of the Tax Reform Act of 1986. The Fund must declare a dividend amount payable before January 31 of the next year on December 31 in order to remit at least 98% of the net investment income for the calendar year to comply with the provisions of the 1986 Act. The investment return will depend upon and vary with changes in interest rates, dividend yields, investment selections of the Fund, and many other unpredictable factors.

  Tax Consequences

  The following discussion of taxes is for general information only. You should consult with your own tax advisor about the particular federal, state and local tax consequences to you of investing in the Fund.

  The Fund has complied with special provisions of the Internal Revenue Code pertaining to investment companies so that the Fund will not pay federal income taxes on amounts it distributes to shareholders, although shareholders will be taxed on distributions they receive. As a shareholder, you are subject to federal income tax on distribution of investment income and on short-term capital gains which are treated as ordinary income. However, payments designated as capital gain distributions (defined as the excess of net long-term capital gains over net short-term capital losses) are taxable to you as long-term capital gains irrespective of the length of time you have held your stock in the Fund. You will generally be taxed on dividends you receive from the Fund, regardless of whether they are paid to you in cash or are reinvested in additional Fund shares.

  As with all mutual funds, the Fund will be required to withhold 30% of taxable distributions payable to you for payment of federal income taxes in the years 2002 and 2003, 29% in the years 2004 and 2005 and 25% in the year 2006 and beyond, unless the Fund receives from you a Form W-9 election indicating you are not subject to back-up withholding. The Form W-9, also known as back-up withholding, will be supplied to new shareholders by Bridges Investor Services, Inc. at the time of initial subscription to shares of the Fund. You will be required to provide certain pertinent information on the Form W-9, or the Fund Account Application, including your social security or tax identification number.

  There may be tax consequences to you upon the redemption (sale) of your Fund shares. You generally have a capital gain or loss from a disposition of shares. The amount of gain or loss and the tax rate will depend primarily upon how much you paid for your shares, the redemption (sale) price, and how long you held the shares.

  Shareholders who are tax-exempt entities with respect to federal and state income taxes will not be subject to tax on the income and capital gains distributions from the Fund. If you invest through a tax-deferred retirement account, such as an IRA, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax advisor about investment through a tax-deferred account.

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  Bridges Investment Fund, Inc.             20                                          March 22, 2002

    Prospectus       Part A

  The Fund, through an annual tax information letter and quarterly shareholder reports, will inform you of the amount and generic nature of such income and capital gains. Bridges Investor Services, Inc., through the annual Form 1099 or its substitute equivalent, will provide a report for each individual account within an appropriate time frame after the close of the Fund's fiscal year.

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  Bridges Investment Fund, Inc.                            21                                March 22, 2002

  Prospectus      Part A

  BRIDGES INVESTMENT FUND, INC.

  8401 West Dodge Road

  256 Durham Plaza

  Omaha, Nebraska 68114

  (402) 397-4700

  PROSPECTUS

  March 22, 2002

  Capital Stock

  The STATEMENT OF ADDITIONAL INFORMATION (SAI), designated as Part B,

  discusses the following topics:

      General Information and History of the Fund
      Investment Objectives and Policies
      Management of the Fund
      Control Persons and Principal Holders of Securities
      Investment Advisory and Other Services
      Brokerage Allocation and Other Practices
      Capital Stock and Other Securities
      Purchase, Redemption, and Pricing of Securities
      Description of Fund Plans
      Tax Status
      Underwriters
      Calculation of Performance Data
      Financial Statements

  Additional information about the Fund's investments is available in the annual and semi-annual reports to shareholders. In the Fund's Annual Report, you will find a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

  Further information about the fund (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You may call 1-202-942-8090 for information about the operations of the public reference room. Reports and other information about the Fund are also available on the SEC's Website (http://www.sec.gov) or copies can be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102, or by sending an e-mail to publicinfo@sec.gov">publicinfo@sec.gov. Please refer to Bridges Investment Fund Inc.'s Investment Company Act File No. 811-1209 when seeking information about the Fund from the Securities and Exchange Commission.

  The Fund does not employ a financial intermediary for you to purchase or redeem shares or to issue publications, statements, or other information about our operation or organizations.

  ------------------------------------------------------------------------------------------------------------------

  BRIDGES INVESTMENT FUND, INC.

  8401 West Dodge Road

  Omaha, Nebraska 68114

  (402) 397-4700

  March 22, 2002

  PART B

  INFORMATION REQUIRED IN A STATEMENT

  OF ADDITIONAL INFORMATION

  Capital Stock

  Special Notices
      This Statement of Additional Information is not a Prospectus.
      This Statement of Additional Information should be read in conjunction with the Prospectus of Bridges Investment Fund, Inc. dated March 22, 2002.
      Other Information, Part C, of the filing dated March 22, 2002, by Bridges Investment Fund, Inc. with the Securities and Exchange Commission may contain useful material for prospective investors and shareholders.
      A copy of the Prospectus of Bridges Investment Fund, Inc. and Part C may be obtained from the office of the Fund at the address shown above.
      The date of this Statement of Additional Information is March 22, 2002.

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  Bridges Investment Fund, Inc.                                   2                                            March 22, 2002

    Statement   Part B

  TABLE OF CONTENTS

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  Bridges Investment Fund, Inc.                                     3                                               March 22, 2002

    Statement    Part B

  FUND HISTORY

  The Fund was organized as an open-end investment company under the laws of Nebraska on March 20, 1963. The Fund commenced investment operations on July 1, 1963, and shares of Capital Stock were first sold to the general public on December 7, 1963. The Fund has conducted its business continuously since such time.

  The Fund was created primarily for the purpose of extending the services of the investment management firm of Bridges Investment Counsel, Inc. to investors whose funds are too small to permit economical administration as separate accounts. By acquiring shares of the Fund, investors with smaller accounts obtain securities diversification and continuous investment supervision, although an investment in the Fund does not remove the market risk inherently involved in making securities investments.

  Description of the Fund and Its Investments and Risks

  Investment Policies, Strategies and Risks The primary investment objective of the Fund is long-term capital appreciation. The development of a moderate amount of current income is a secondary investment objective of the Fund. The Fund will invest in common stocks and securities convertible into common stocks to achieve its capital growth objective, bonds, debentures, and preferred stocks to meet its income objective. Refer to the Fund Prospectus for a complete discussion of the investment policy objectives for the Fund and the strategies employed to attain the Fund's objectives.

  Fund Policy Restrictions The activities of the Fund and its investment policies are restricted as set forth in the Fund's Prospectus and in the following discussion. The restrictions described below cannot be changed without the approval of a majority of the outstanding voting securities of the Fund.

  The Fund will not concentrate its investments in a particular industry or group of industries by committing more than 25% of total assets to securities in any one industry. With the exception of investments in U.S. government securities, the Fund will not make investments which will cause more than 5% of the total value of its assets (at the time of purchase) to be invested in the securities of any one issuer. Furthermore, in initial or subsequent investments, the Fund may not acquire more than 10% of the voting stock of any one issuer, and the Fund may not acquire more than 10% of any one class of the outstanding securities of any one issuer. For the purposes of this restriction, all kinds of securities of a company representing debt are considered as a single class irrespective of their differences, and all kinds of preferred stock of a company are considered a single class irrespective of their differences.

  The Fund will not borrow money or pledge or mortgage its assets, except as a temporary measure, in which event total borrowings shall not exceed 10% of the value of its total assets. The Fund has never exercised the option to borrow money as a temporary measure. In addition, the Fund may not purchase securities on margin or make short sales. The Fund has authorized only one class of stock, and will not issue any preferred stock or other senior securities.

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  Bridges Investment Fund, Inc.                                     4                                      March 22, 2002

    Statement    Part B

  The Fund will not make investments which will cause more than 5% of the value of its total assets (at the time of purchase) to be invested in securities of issuers which have a record of less than three years' operation.

  The Fund will not invest in companies for the purpose of exercising control or management, and the Fund will not invest in securities of other investment companies except by purchase in open market, where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or where the acquisition is part of a plan of merger or consolidation. Such acquisitions, if any, of the securities of other registered investment companies by the Fund are not permitted if immediately after such purchase or acquisition:

      The Fund owns in the aggregate more than 3% of the outstanding voting stock of another investment company;
      The shares of the other registered investment company have an aggregate value in excess of 5% of the value of the total assets of the Fund; or
      The shares of the other registered investment company and all other investment companies have an aggregate value in excess of 10% of the value of the total assets of the Fund.

  Each investment of the Fund will be made with the expectation that the security acquired will be held for the long term. The Fund will not purchase securities with a view towards rapid turnover for capital gains. However, the management may sell securities for short term gains or losses if new information or changes in market conditions indicate such selling action is advisable.

  The Fund will not invest outside of the area of securities. It will not purchase or sell real estate, commodities or commodity contracts. The Fund will not make loans to other persons. (The acquisition of a portion of an issue of publicly distributed bonds, debentures, or other debt securities is not to be considered the making of a loan.)

  The Fund will not engage in the underwriting of the securities of other issuers.

  The Fund will not purchase restricted or non-registered securities.

  The Fund will not purchase or sell put or call options, except the Fund may write or sell call options against shares held in its securities portfolio on the American Stock Exchange, Inc., the Chicago Board Options Exchange, Incorporated, the Pacific Stock Exchange Incorporated, and the PBW Stock Exchange, provided that any such call options will be limited to shares of common stocks which have an aggregate market value of less than 10% of the total value of the Fund's assets at the time of the transaction, and further provided that not more than one-half of the shares held in any one issuer will be eligible for the writing of such call options. The Fund may purchase a call option with terms identical to a call option which has been previously written in order to liquidate or close an existing call option position. As of December 31, 2001, the Fund has not exercised its authority to write a covered call option.

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  Bridges Investment Fund, Inc.                                      5                                         March 22, 2002

    Statement     Part B

  The Fund may purchase bonds, debentures, and preferred stocks which have one or more interest or dividend payments in arrears, but, nevertheless, offer prospects of resuming the payment of the arrearage plus the current income rate. Such securities may offer a significant price improvement from a depressed level, thereby creating a capital gain potential similar to the advancement possible for common stock selections. The risk of owning this type of security is that income payments will not be resumed or that the principal will never be repaid. Further, the Fund may acquire issues, sometimes known as "junk bonds", with above average yield and balance sheet risk. The purchase of this lower grade of securities will be limited to 5% of the value of the total assets of the Fund. This permitted investment policy has seldom been used in the past history of the Fund, and it would only be employed in an exceptionally attractive circumstance in the judgment of the investment manager.

  With respect to the ownership of U.S. Government securities, the Fund will invest primarily in issues of the U.S. Treasury that are backed by the full faith and credit of the United States of America. The Fund may purchase U.S. Treasury Bills, short term; U.S. Treasury Notes, intermediate term; and U.S. Treasury Bonds, long term instruments depending upon the attractiveness of interest rates and the expected trends of these yields in the future.

  Portfolio Turnover In the ten years ending December 31, 2001, the portfolio turnover rate for the Fund ranged from a high of 24% in 1998 to a low of 7% in 1992 and 1995. The median portfolio turnover for the past 10 years was 10.5% and the average portfolio turnover rate for such period was 12.4%. The portfolio turnover rate in 2001 was 14% while in 2000 was 19%. The Fund does not plan to materially change its portfolio turnover rate more than the ranges experienced in the past ten years; however, portfolio rates could increase significantly in order to respond to turbulent conditions in the securities market. Refer to Financial Highlights in the Prospectus for detailed year-to-year information on the portfolio turnover rate.

  The rate of portfolio turnover is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the reporting period by (b) the monthly average of the value of the portfolio securities owned by the Fund during the reporting period. Such monthly average is calculated by totaling the market values of the portfolio securities as of the beginning and end of the first month of the reporting period and as of the end of each of the succeeding months in the period and dividing the sum by the number of months in the period plus one.

  For purposes of this calculation, there is excluded from both the numerator and denominator all securities, including options, whose maturity or expiration date at the time of acquisition were one year or less. All long-term securities, including long-term U.S. Government securities, are included. Purchases include any cash paid upon the conversion of one portfolio security into another. Purchases also include the cost of rights or warrants purchased. Sales include the net proceeds from the sale of rights or warrants and the net proceeds of portfolio securities which have been called or for which payment has been made through redemption or maturity.

  In general, portfolio turnover rises when securities held need to be repositioned to adapt the Fund's investment position to new opportunities or to protect against unforeseen, adverse market circumstances.

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  Bridges Investment Fund, Inc.                                          6                                  March 22, 2002

    Statement    Part B

  MANAGEMENT OF THE FUND

  Directors and Officers

  The Board of Directors of the Fund is responsible for the management of the business affairs of the Fund. The day-to-day operation of the Fund is handled by the officers who are chosen by, and accountable to, the Board of Directors. The officers have at their disposal the services of the investment adviser, Bridges Investment Counsel, Inc. This Firm is obligated under its investment advisory contract with the Fund to perform all services necessary in connection with the management of the Fund. The business experience of each of the officers and directors of the Fund and of the investment adviser during the past five years is described below. Information for directors who are "interested persons" of the Fund is set forth in a separate table. The determination of an interested person is based on the definition in Section 2(a)(19) of the Investment Company Act of 1940, and Securities and Exchange Commission Release (Release No. IC-24083, dated October 14, 1999), providing additional guidance to investment companies about the types of professional and business relationships that may be considered to be material for purposes of Section 2(a)(19). Interested persons include a director or officer of the Fund who has a significant or material business or professional relationship with the Fund's investment adviser, Bridges Investment Counsel, Inc.

  Disinterested Directors
Name, Age, Position with Fund and Term of Office	Principal Occupation(s) and Directorships*
Frederick N. Backer, 69 Director (1979 to present)

  Mr. Backer is currently President of JAT Investments, Limited, formerly JAT Corp., a private investment concern that operated a restaurant for twenty-five years. His responsibilities as President of JAT Corp. commenced in August, 1972.

N. Phillips Dodge, Jr., 65 Director (1983 to present)

  Mr. Dodge is President of N. P. Dodge Company, a leading commercial and residential real estate brokerage concern in the area of Omaha, Nebraska. Mr. Dodge has held this position since July, 1978. Mr. Dodge is also a principal officer and director of a number of subsidiary and affiliated companies in the property management, insurance, and real estate syndication fields. Mr. Dodge became a Director of American States Water Company (formerly Southern California Water Company) in April, 1990, and a Director of the Omaha Public Power District as of January 4, 2001, for a six year term.

John W. Estabrook, 74 Director (1979 to present)

  Mr. Estabrook was the Chief Administrative Officer of the Nebraska Methodist Hospital and its holding company, Nebraska Methodist Health System, in Omaha, Nebraska, beginning June, 1959. Effective January 1, 1987, Mr. Estabrook relinquished the position of President of Nebraska Methodist Hospital, assuming the Presidency of the Nebraska Methodist Health System until his retirement on August 31, 1992.

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  Bridges Investment Fund, Inc.                                               7                                        March 22, 2002

    Statement    Part B

Name, Age, Position with Fund and Term of Office	Principal Occupation(s) and Directorships*
Jon D. Hoffmaster, 54 Director (1993 to present)

  From 1987 to 1998 was employed by InfoUSA, where he served as President and Chief Operating Officer, Chief Financial Officer, Executive Vice President and director. From 1980 to 1987, Mr. Hoffmaster was President and Chief Executive Officer of First National Bank of Bellevue, Nebraska.

John J. Koraleski, 51 Director (1995 to present)

  Mr. Koraleski is Executive Vice President-Marketing & Sales of the Union Pacific Railroad Company headquartered in Omaha, Nebraska. Mr. Koraleski was employed by Union Pacific in June, 1972, where he has served in various capacities. He was promoted to his present position in March, 1999. As the Executive Vice President-Marketing & Sales, Mr. Koraleski is responsible for all sales, marketing, and commercial activities for the railroad and its Union Pacific Distribution Services subsidiary. He is a member of the Railroad's Operating Committee. He is Vice President-Finance and a Member of the Board of Trustees for Union Pacific Foundation. Prior to his current position, Mr. Koraleski was the Railroad's Chief Financial Officer, Controller of Union Pacific Corporation, and was responsible for the Railroad's Information Technologies and Real Estate Departments.

Roger A. Kupka, 71 Director (1982 to present)

  Mr. Kupka was the President and Chief Executive Officer and principal owner of Nebraska Builders Products Co. of Omaha, Nebraska. He held this position from 1969 until November, 1986, when he sold the company. During the past five years, Mr. Kupka has been Vice Chairman of the Board of Directors of PSI Group, and currently serves on its Board of Directors. PSI Group, headquartered in Omaha, Nebraska, is one of the largest mail sorting companies in North America with over 800 employees and 12 operational centers throughout the U.S.

Gary L. Petersen, 58 Director (1987 to present)

  Mr. Petersen is the retired President of Petersen Manufacturing Co. Inc. of DeWitt, Nebraska. Mr. Petersen commenced employment with the Company in February, 1966. He became President in May, 1979, and retired in June, 1986. Petersen Manufacturing Co. Inc. produced a broad line of hand tools for national and worldwide distribution under the brand names Vise-Grip, Unibit, Prosnip, and Punch Puller.

John T. Reed, 58 Director (1999 to present)

  Mr. Reed is Chairman of McCarthy & Co. of Omaha, Nebraska, and a member of the Board of Directors of McCarthy Group, Inc., participating in the management of the Firm's corporate finance and asset management business since February, 1997. Mr. Reed was formerly with Arthur Andersen for 32 years before retiring in August, 1996. Mr. Reed served as the managing partner of Arthur Andersen's Omaha office while also serving as partner in charge of that office's tax and business consulting practices.

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  Bridges Investment Fund, Inc.                                              8                                          March 22, 2002

    Statement    Part B

Name, Age, Position with Fund and Term of Office	Principal Occupation(s) and Directorships*
Roy A. Smith, 68 Director (1976 to present)

  Mr. Smith was President of H. P. Smith Motors, Inc. for decades until the Company was sold to a new owner in the Third Quarter of 1997. Mr. Smith is currently President of Old Mill Toyota of Omaha, Nebraska, and is a director of the Mid City Bank of Omaha. Mr. Smith has been designated as the Lead Independent Director of the Fund.

Janice D. Stoney, 61 Director (1999 to present)

  Mrs. Stoney retired as Executive Vice President, Total Quality System, US WEST Communications in December, 1992. Mrs. Stoney began her career within the telephone industry as a service representative with the Northwestern Bell Telephone Company in August, 1959. Mrs. Stoney earned various officer positions that culminated in becoming President of Northwestern Bell Telephone Company from 1987 - 1989 and President of the Consumer Division of US WEST from 1989 - 1991. During her distinguished business career, Mrs. Stoney has served on the Board of Directors of the Federal Reserve Bank, Tenth District, Omaha Branch, from 1984 to 1988; the Northwestern Bell Telephone Company, 1985 to 1990; Tennant Company located in Minneapolis, Minnesota from 1986 to 1995; and US WEST Communications Group, Inc. 1989 to 1992. Mrs. Stoney currently serves on the Board of Directors of the Whirlpool Corporation, headquartered in Benton Harbor, Michigan where she has served since 1987. She was elected in 1999 as a Director of Williams Cos. headquartered in Tulsa, Oklahoma.

L.B. Thomas, 65 Director (1992 to present)

  Mr. Thomas retired in October, 1996, from ConAgra, Inc. He retired as Senior Vice President, Risk Officer and Corporate Secretary for ConAgra, Inc., headquartered in Omaha, Nebraska. ConAgra has sales of approximately $25 billion world-wide and is the second largest processor of food products in the United States. He was also a member of ConAgra's Management Executive Committee. Mr. Thomas joined ConAgra as assistant to the Treasurer in 1960. He was named Assistant Treasurer in 1966; Vice President, Finance in 1969; Vice President, Finance and Treasurer in 1974; added the Corporate Secretary responsibility in 1982; and became Senior Vice President in 1991. Mr. Thomas is a director of Lozier Corp. located in Omaha, Nebraska and the Exchange Bank of Mound City, Missouri, and a member and treasurer of the Nebraska Methodist Health System Board of Directors.

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  Bridges Investment Fund, Inc.                                          9                                          March 22, 2002

    Statement    Part B

Name, Age, Position with Fund and Term of Office	Principal Occupation(s) and Directorships*
John K. Wilson, 47 Director (1999 to present)

  Mr. Wilson is President of Durham Resources, LLC. Durham Resources, LLC is a privately held investment company headquartered in Omaha, Nebraska. Mr. Wilson commenced his career with Durham Resources, LLC in February, 1983. Prior to becoming President in May, 1994, Mr. Wilson served in the position of Secretary-Treasurer and Vice President-Finance. Mr. Wilson currently serves on the Advisory Board of U.S. Bank National Association, Omaha, Nebraska.

  * Except as otherwise indicated, each individual has held the position shown or other positions in the same company for the last five years.

  The address for all Fund Directors is 256 Durham Plaza, 8401 West Dodge Road, Omaha, Nebraska 68114.

  Interested Directors and Officers

  The following Directors and Officers are interested persons of the Fund. The determination of an interested person is based on the definition in Section 2(a)(19) of the Investment Company Act of 1940, and Securities and Exchange Commission Release (Release No. IC-24083, dated October 14, 1999), providing additional guidance to investment companies about the types of professional and business relationships that may be considered to be material for purposes of Section 2(a)(19).

Name, Age, Position with Fund and Term of Office	Principal Occupation(s) and Directorships*
Edson L. Bridges II, 69 (1) Chairman (1997 to present) Chief Executive Officer (1997 to present) Director (1963 to present)

  Mr. Bridges became Chairman and Chief Executive Officer of Bridges Investment Fund, Inc. on April 11, 1997, after serving as President from September 28, 1970 through April 11, 1997. In September, 1959, Mr. Bridges became associated with the predecessor firm to Bridges Investment Counsel, Inc. and is presently the President and Director of Bridges Investment Counsel, Inc. Mr. Bridges is also President and Director of Bridges Investor Services, Inc., a company that became Transfer Agent and Dividend Disbursing Agent effective October 1, 1987. Mr. Bridges is President and Director of Provident Trust Company, chartered to conduct business on March 11, 1992, and, since December 2000, Director of Bridges Investment Management, Inc., an investment management firm.

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  Bridges Investment Fund, Inc.                                                 10                                       March 22, 2002

    Statement     Part B

Name, Age, Position with Fund and Term of Office	Principal Occupation(s) and Directorships*
Edson L. Bridges III, 43 (2) President (1997 to present) Director (1991 to present)

  Mr. Bridges has been a full-time member of the professional staff of Bridges Investment Counsel, Inc. since August 1983. Mr. Bridges has been responsible for securities research and the investment management for an expanding base of discretionary management accounts, including the Fund, for more than eight years. Mr. Bridges was elected President of Bridges Investment Fund, Inc. on April 11, 1997, and he assumed the position of Portfolio Manager at the close of business on that date. Mr. Bridges has been Executive Vice President-Investments of Bridges Investment Counsel, Inc. since February, 1993, and he is a Director of that firm. Mr. Bridges is an officer and a Director of Bridges Investor Services, Inc. and Provident Trust Company. Since December 2000, Mr. Bridges has been President and Director of Bridges Investment Management, Inc. Mr. Bridges became a Director of Stratus Fund, Inc., an open-end, regulated investment company located in Lincoln, Nebraska, in October, 1990.

  * Except as otherwise indicated, each individual has held the position shown or other positions in the same company for the last five years.

  (1) Edson L. Bridges II is the father of Edson L. Bridges III. Mr. Bridges II is an interested person because he is a director and officer of the Fund and a director and officer of the Fund's investment adviser, Bridges Investment Counsel, Inc.

  (2) Edson L. Bridges III is the son of Edson L. Bridges II. Mr. Bridges III is an interested person because he is a director and officer of the Fund and a director and officer of the Fund's investment adviser, Bridges Investment Counsel, Inc.

  The officers of the Fund as disclosed herein have been elected by the Board of Directors on April 13, 2001, and their terms of office run from April 13, 2001, to April 13, 2002.

  Additional Officers of the Fund
Name, Age, Position with Fund and Term of Office	Principal Occupation(s) and Directorships*
Nancy K. Dodge, 40 Treasurer (1986 to present)

  Mrs. Dodge has been an employee of Bridges Investment Counsel, Inc. since January, 1980. Her career has progressed through the accounting department of that Firm, to her present position as Vice President of Fund Services. Mrs. Dodge is the person primarily responsible for day to day operations for the Fund, and she is also the key person for handling relations with shareholders, the custodian bank, and the auditor. Mrs. Dodge is an officer and Director of Bridges Investor Services, Inc., and a Trust Administrator for Provident Trust Company.

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  Bridges Investment Fund, Inc.                                     11                                            March 22, 2002

    Statement    Part B

Name, Age, Position with Fund and Term of Office	Principal Occupation(s) and Directorships*
Brian Kirkpatrick, 30 Vice President (2000 to present)

  Mr. Kirkpatrick has been an employee of Bridges Investment Counsel, Inc. since August 24, 1992. Mr. Kirkpatrick has been a full-time member of the professional staff of Bridges Investment Counsel, Inc., responsible for securities research, and the investment management for an expanding base of discretionary management accounts, including the Fund, for several years. Mr. Kirkpatrick is also a Trust Assistant for Provident Trust Company.

Mary Ann Mason, 50 Secretary (1987 to present)

  Mrs. Mason has been an employee of Bridges Investment Counsel, Inc. since June, 1981. Her career has been mainly in the staff services area as a secretary. Mrs. Mason is also Corporate Secretary and Treasurer for Bridges Investment Counsel, Inc., Secretary, Treasurer and Trust Administrator for Provident Trust Company, Secretary and Treasurer for both Bridges Investor Services, Inc. and Bridges Investment Management, Inc., and a Director of Bridges Investor Services, Inc.

Linda Morris, 35 Assistant Treasurer (2000 to present)

  Mrs. Morris has been an employee of Bridges Investment Counsel, Inc. since August, 1992. Her career with Bridges Investment Counsel, Inc. has been largely in the client accounting area. In recent years, Mrs. Morris has been the primary accounting person to determine the daily net asset value for the shares of the Fund. Mrs. Morris was elected Assistant Treasurer of the Fund in April, 1999. Mrs. Morris is also Associate Director of Accounting for Bridges Investment Counsel, Inc. and a Trust Assistant for Provident Trust Company.

Kathleen J. Stranik, 58 Assistant Secretary (1995 to present)

  Mrs. Stranik has been an employee of Bridges Investment Counsel, Inc. since January, 1986. Mrs. Stranik has functioned as an executive secretary to both Edson L. Bridges II and Edson L. Bridges III throughout her career with the Fund. Mrs. Stranik is Vice President of Administration for the Fund's investment manager, an officer and director of Bridges Investment Services, Inc., Assistant Secretary, Assistant Treasurer and Trust Officer for Provident Trust Company, and Assistant Secretary and Assistant Treasurer for Bridges Investment Management, Inc.

Trin Wu, 44 Controller (2001 to present)

  Mrs. Wu has been an employee of Bridges Investment Counsel, Inc. since February 1, 1997. Mrs. Wu has functioned as the lead accountant for the day to day operation of the Fund. Prior to employment at Bridges Investment Counsel, Inc., Mrs. Wu performed operating and accounting activities for 17 years in the Estate and Trust Department of the predecessor institutions to U.S. Bank, N.A. Nebraska. Mrs. Wu was elected to the position of Controller of the Fund at the October 16, 2001 meeting of the Board of Directors.

  * Except as otherwise indicated, each individual has held the position shown or other positions in the same company for the last five years.

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  Bridges Investment Fund, Inc.                                                                    12                                                       March 22, 2002

    Statement     Part B

  The address for all Fund Officers is 256 Durham Plaza, 8401 West Dodge Road, Omaha, Nebraska 68114.

  Director Share Ownership

  Set forth below are the dollar ranges of securities of the Fund beneficially owned by each director as of December 31, 2001.

Name of Director or Nominee	Dollar Range of Equity Securities in the Fund
	None	$1 to $10,000	$10,001 to $50,000	$50,001 to $100,000	Over $100,000
Frederick N. Backer				X
Edson L. Bridges II					X
Edson L. Bridges III					X
N. Phillips Dodge, Jr.					X
John W. Estabrook					X
Jon D. Hoffmaster					X
John J. Koraleski			X
Roger A. Kupka					X
Gary L. Petersen					X
John T. Reed		X
Roy A. Smith					X
Janice D. Stoney				X
L.B. Thomas			X
John K. Wilson				X

  Meetings

  During 2001, the Board of Directors held five meetings and the Administration and Nominating Committee and Audit Committee each held three meetings. Fund Directors Frederick N. Backer, Edson L. Bridges II, Edson L. Bridges III, N. Phillips Dodge, Jr., Jon D. Hoffmaster, John J. Koraleski, Roger A. Kupka, Gary L. Petersen, and Janice D. Stoney had a 100% attendance record at all meetings of the Board of Directors and all meetings of committees of which they are members. All other directors had an attendance record of at least 75% for all meetings of Board of Directors and all meetings of committees of which they are members (on a combined basis).

  Committees

  The Fund has an Administration and Nominating Committee and an Audit Committee, which are comprised solely of independent directors of the Fund. The Director members on each committee are identified below.

  The Administration and Nominating Committee evaluates candidates' qualifications for Board membership, including such candidates' independence from the Fund's investment manager, and makes nominations for independent director membership on the Board. The Administration and Nominating Committee will consider nominees recommended by Fund shareholders. Such recommendations should be in writing and addressed to the Fund, Attention: Administration and

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  Bridges Investment Fund, Inc.                                  13                                        March 22, 2002

    Statement      Part B

   Nominating Committee, with the name, address, biographical information and telephone number of the person recommended and of the recommending person. The Administration and Nominating Committee also periodically reviews and makes recommendations with respect to Board governance procedures and compensation. The Administration and Nominating Committee also reviews the Fund investment advisory agreement and makes recommendations to the independent directors and the Fund Board of Directors concerning such agreement.

  The Audit Committee establishes the scope of review for the annual audit by KPMG LLP, and its members work with representatives of KPMG LLP to establish such guidelines and tests for the audit which are deemed appropriate and necessary.

  The specific assignments to committees of the Board of Directors appear in the two tables set forth below:

ADMINISTRATION AND NOMINATING COMMITTEE	AUDIT COMMITTEE
Frederick N. Backer	John W. Estabrook
N. P. Dodge, Jr., Chairman	Jon D. Hoffmaster
Roger A. Kupka	John J. Koraleski
Gary L. Petersen	John T. Reed, Chairman
Roy A. Smith	L.B. Thomas
Janice D. Stoney	John K. Wilson

  Mr. Roy A. Smith is the Lead Independent Director of the Fund, and, in that capacity, Mr. Smith coordinates the activities of these two committees with the management of the Fund.

  Investment Advisory Contract

  On April 17, 1963, the Board of Directors of the Fund approved an investment advisory contract to be entered into between the Fund and Bridges Investment Counsel, Inc., the investment adviser, located at 256 Durham Plaza, 8401 West Dodge Road, Omaha, Nebraska. The management contract continues in effect only so long as such continuance is specifically approved at least annually by the Board of Directors, or by vote of a majority of the outstanding voting securities of the Fund; in either case, the terms of this Agreement and any renewal thereof must have been approved by the vote of a majority of Directors who are not parties to such contract or Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The contract may be terminated by either party on sixty days' written notice and terminates automatically if assigned. The contract was last submitted to the Fund's shareholders for their approval on February 20, 2001, and the purpose of that submission was to secure a continuation of the contract with Bridges Investment Counsel, Inc. for the period from April 17, 2002, through April 17, 2003.

  The recommendation to continue the contract past April 17, 2002, was made by the independent members of the Board of Directors at a meeting called for that purpose on December 4, 2001. This recommendation was then favorably acted upon at the Regular Quarterly Meeting of the Board of Directors on January 8, 2002, for submission to the shareholders for action on February 19, 2002. Prior to recommending approval of the investment adviser contract, the independent Directors of the Fund reviewed the financial resources of the investment adviser, the investment performance record, types of securities purchased, and asset size of the Fund in comparison

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  Bridges Investment Fund, Inc.                                      14                                 March 22, 2002

    Statement      Part B

   with funds of similar size and comparable investment objectives, the operating costs relative to other funds, and other factors including the quality of investment advice and other services set forth in a special study prepared annually for the Board members by the investment manager. In addition, the independent Directors reviewed the expertise, personnel, and resources the investment adviser is willing to commit to the management of the Fund, its compliance program, the cost of comparable services and the benefits received by the investment adviser. At each Board of Directors meeting, the Board reviews the brokerage commissions and fees paid with respect to securities transactions undertaken for the Fund's portfolio during the prior three-month period for the cost efficiency of the services provided by the brokerage firms involved -- all of which brokerage firms are non-affiliated with the Fund and its investment adviser. The Fund's Board of Directors reviewed an annual disclosure on soft dollar commission arrangements of the investment adviser and the benefits that the investment adviser and its clients may receive from the Fund's portfolio transactions at its April 13, 2001 Board meeting. The Board has regularly reviewed the brokerage commissions paid on each portfolio security transaction since 1995, and the actions taken by the management during the prior quarter with respect to portfolio transactions and commission levels have been approved by the Board of Directors.

  Code of Ethics

  Rule 17j-1 under the 1940 Act requires all registered investment companies and their investment advisers to adopt written codes of ethics and institute procedures designed to prevent "access persons" (as defined in Rule 17j-1) from engaging in any fraudulent, deceptive or manipulative trading practices. The Fund and Bridges Investment Counsel, Inc. originally adopted a code of ethics in January, 1982, which was amended in 1994. On October 12, 1999, the Board of Directors for the Fund and the Board of Directors for its investment adviser, Bridges Investment Counsel, Inc., adopted a joint Restated Code of Ethics (the "Code") that incorporates personal trading policies and procedures applicable to access persons of the Fund and of Bridges Investment Counsel, Inc. The Code has been designed to address potential conflict of interests that can arise in connection with the trading activities of the Fund and investment advisory personnel. Generally, under SEC Rule 17j-1, access persons include directors and officers of the Fund and Bridges Investment Counsel, Inc., as well as employees who in connection with their regular duties, make, participate in, obtain information regarding, or make recommendations concerning, the purchase or sale of securities by the Fund.

  Pursuant to the Code, access persons are generally permitted to engage in personal securities transactions, provided that such access person does not purchase or sell, directly or indirectly, any security in which he or she has, or by reason of such transaction acquires, any direct or indirect beneficial ownership and which to his or her actual knowledge at the time of such purchase or sale (a) is being considered for purchase or sale by the Fund; or (b) is being purchased or sold by the Fund; or (c) has been purchased or sold by the Fund within the most recent 15 days. In addition, the Code requires access persons to preclear personal securities investments before such transactions are initiated, and to internally report all personal securities transactions quarterly, as well as annual disclosure of all personal securities holdings and personal financial liabilities. Disinterested directors of the Fund are not required to make such reports unless the director knew, or in the ordinary course of fulfilling his or her duties, should have known, of the Fund's consideration of, or the actual purchase or sale of the security purchased or sold by the Fund within the applicable time period.

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  Bridges Investment Fund, Inc.                                   15                                      March 22, 2002

    Statement      Part B

  Compensation

  The officers and directors of the Fund do not receive any salaries or fees from the Fund for their services to the Fund in such capacities. However, during 2001, the directors as a group were paid a total of $16,500 from Bridges Investment Counsel, Inc. for compensation related to attendance at meetings of the Board of Directors, the Audit Committee, and the Administration and Nominating Committee the Fund.

  Based on recommendations made by the independent directors of the Fund at their meeting held on December 4, 2001, commencing in 2002, the Fund will pay each director a fee of $300 for each Board of Directors meeting attended, which will cover independent director and Committee meetings when such meetings occur in continuous session on the same date, and a fee of $150 for each Committee meeting attended when held on a separate date from a regularly scheduled Board of Directors meeting. Interested directors, Edson L. Bridges II and Edson L. Bridges III, are not paid any Fund director fees.

  The compensation information on the following page is provided for all directors of the Fund and for each of the executive officers or any affiliated person of the Fund (with annual compensation in excess of $60,000) for the most recently completed fiscal year (2001):

  Compensation Table
Name of Person, Position	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund Paid to Directors
Executive Officers:
Edson L. Bridges II Chairman and CEO, and Director	None	None	None	None
Edson L. Bridges III	None	None	None	None
President and Director
Directors of the Fund:
Frederick N. Backer	None	None	None	None
N. P. Dodge, Jr.	None	None	None	None
John W. Estabrook	None	None	None	None
Jon D. Hoffmaster	None	None	None	None
John J. Koraleski	None	None	None	None
Roger A. Kupka	None	None	None	None
Gary L. Petersen	None	None	None	None
John T. Reed	None	None	None	None
Roy A. Smith	None	None	None	None
Janice D. Stoney	None	None	None	None
L.B. Thomas	None	None	None	None
John K. Wilson	None	None	None	None

  Fund directors and officers do not receive any pension, retirement, or other plan benefits from the Fund.

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  Bridges Investment Fund, Inc.                                       16                                March 22, 2002

    Statement      Part B

  Control Persons and Principal Holders of Securities

  No person or shareholder has control of Bridges Investment Fund, Inc. Control is defined to mean the beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of the Fund.

  Provident Trust Company of Omaha, Nebraska, had 193 shareholders as of December 31, 2001, no one of whom owned more than 3.7% of the total outstanding voting shares of common stock. Provident Trust Company is managed by personnel of Bridges Investment Counsel, Inc. under a perpetual Management Agreement. At December 31, 2001, Provident Trust Company maintained accounts that held shares of Bridges Investment Fund, Inc. for its customers in the following capacities where Provident Trust Company has the right to vote the Fund shares: 164,135 shares as sole trustee, and 16,699 shares as co-trustee with an individual. The total shares held by Provident Trust Company in these two capacities is 180,834. The number of shares that Provident Trust Company has the right to vote in its capacity as trustee or co-trustee is 8.45% of the total Fund shares outstanding on December 31, 2001. Provident Trust Company does not own any shares of the Fund as principal. The records of the transfer agent for the Fund maintain the ownership of the shares in the name of the trust account or the beneficial owner. Ownership interests are reported in this Proxy Statement in the name of the trust account or the beneficial owners. Provident Trust Company's practice with respect to voting shares of the Fund will be to deliver proxies to the beneficial owners or other representatives for the customer accounts in all situations where such policy is administratively feasible and legally possible. Provident Trust Company has officers who are not employees of Bridges Investment Counsel, Inc. or officers of Bridges Investment Fund, Inc. who may vote proxies for trust customers in those instances where an independent point of view and the avoidance of a conflict of interest are important considerations. Fund Directors Frederick N. Backer, John W. Estabrook, Edson L. Bridges II and Edson L. Bridges III are also Directors of Provident Trust Company.

  The officers and directors of the Fund owned beneficially and of record, or had the power to vote, 253,456 shares of the Fund's, which was equal to 13.02% of the 1,945,812 shares outstanding as of February 28, 2002.

  With respect to the attributed beneficial share interests reported for officers of the Fund for holdings of the Fund by the Bridges Investment Counsel, Inc. Pension Plan and the Bridges Investment Counsel, Inc. Profit Sharing Trust, all shares allocated to the accounts of participants are estimates as of February 28, 2002. While the aggregate shareholding numbers are accurate, the Trustees of the Profit Sharing Trust had not reported the allocations to participants for December 31, 2001, as of the filing date of this Statement of Additional Information because the financial information upon which the allocations are made to participants was not yet complete, and such information usually is not available for a variety of reasons, including consideration related to the filing of the corporate Federal Income Tax for Bridges Investment Counsel, Inc. Accordingly, the disclosure of beneficial interests in the Pension Plan are stated as of December 31, 2001, while the allocations of percentage interests for the Profit Sharing Trust are attributed interests as of December 31, 2001. This methodology was used to disclose the beneficial interest in these trusts as of February 28, 2002.

  Bridges Investment Counsel, Inc., investment adviser to the Fund, has a Cash or Deferred Profit Sharing Plan and Trust (the Profit Sharing Trust) and a Pension Plan and Trust for its employees, and both include some persons who are not officers or Directors of the Fund. Provident Trust

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  Bridges Investment Fund, Inc.                                          17                                      March 22, 2002

    Statement     Part B

   Company, as non-discretionary Trustee of the Profit Sharing Trust, owned 39,863 Fund shares for the benefit of the Plan participants. Provident Trust Company, as Trustee of the Pension Plan and Trust held 12,677 shares of the Fund on behalf of the Pension Plan participants. The beneficial interests (based on the allocations of percentage interests as described below) of the officers and employees of Bridges Investment Counsel, Inc. in the Profit Sharing Plan and Trust and the Pension Plan and Trust who are also directors and officers of the Fund are included in the aggregate total of beneficial stock ownership stated above as of February 28, 2002.

  Bridges Investment Counsel, Inc. initiated a 401(k) additional feature to the Firm's Profit Sharing Trust in 1988. Provident Trust Company Trustee holds 10,753 shares for six participants who are officers of the Fund and its investment advisers: Edson L. Bridges III, whose ownership interest is 5,161 shares, Mary Ann Mason, whose ownership interest is 2,658 shares, Kathleen J. Stranik, whose ownership interest is 733 shares, Brian M. Kirkpatrick, whose ownership interest is 1,408 shares, Linda J. Morris, whose ownership interest is 268 shares, and Trin Wu, whose ownership interest is 525 shares.

  With respect to shares reported for beneficial interests held in the Profit Sharing Plan and Trust, the shares shown are based upon September 30, 2001 actual figures, and the shares of the Pension Plan and Trust of Bridges Investment Counsel, Inc. shown are based upon actual figures as of the December 31, 2001 allocations of percentage interests in the retirement plans for each employee. However, actual ownership at December 31, 2001, will vary from the reported shares based upon new entrants to the plans, changes in compensation levels for existing participants, and other factors that determine a participant's percentage interest in each of these plans. These determinations may not be finalized before March 31, 2002 for both the Profit Sharing Plan and Trust; thus, the disclosures of beneficial interests as of December 31, 2001, are the best estimates possible from the available information as of the date of this Statement of Additional Information, except the beneficial interests in the Pension Plan have been determined to be correct for December 31, 2001.

  Unless otherwise noted, all disclosures of shareholder ownership in this section of the Statement of Additional Information are made as of the close of business on February 28, 2002.

  Investment Advisory and Other Services

  Control Persons Two persons, Edson L. Bridges II and Edson L. Bridges III, of the fourteen members of the Board of Directors of the Fund are also directors and officers of the investment adviser, Bridges Investment Counsel, Inc.

  Mr. Bridges is President and director of Bridges Investment Counsel, Inc. and Chairman and Chief Executive Officer and director of Bridges Investment Fund, Inc. The total of 600 shares of capital stock of the investment adviser are owned as follows: Edson L. Bridges II, 525 shares; Edson L. Bridges III, six shares; Sally S. Bridges, wife of Edson L. Bridges II, three shares; and National Bank of Commerce, as Trustee for the Bridges Investment Counsel, Inc. Profit Sharing Trust, 66 shares. The Bridges Investment Counsel, Inc. shares held by Edson L. Bridges II and Edson L. Bridges III are held in a voting trust with Edson L. Bridges II and Edson L. Bridges III as co-trustees, in order to comply with Nebraska Department of Banking, Bureau of Securities regulations concerning control of investment advisory representatives.

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  Bridges Investment Fund, Inc.                                         18                             March 22, 2002

    Statement      Part B

  Sally S. Bridges, Edson L. Bridges II, and Edson L. Bridges III are the three directors of Bridges Investment Counsel, Inc. Mr. and Mrs. Edson L. Bridges II have been directors of Bridges Investment Counsel, Inc. since January 2, 1963. Mr. Edson L. Bridges III was elected a Director on December 30, 1987.

  A change in the control of ownership of Bridges Investment Counsel, Inc., which would cause the current advisory agreement with the Fund to be terminated, may occur as a result of the death, disability or retirement of Edson L. Bridges II, who currently owns 87.5% of its common stock. As a result, and as part of its prudent long range planning to establish an orderly and well-managed transfer of advisory relationships, Bridges Investment Counsel, Inc. formed Bridges Investment Management, Inc., as a wholly-owned subsidiary in late 1994, and has provided working capital and other resources to it since 1995. Bridges Investment Management, Inc. filed a Form ADV with the Securities and Exchange Commission which became effective December 9, 1999, and commenced its advisory business for clients in the first quarter, 2000. The directors of Bridges Investment Management, Inc. are currently Edson L. Bridges II, Edson L. Bridges III, and Deborah L. Grant. The officers of Bridges Investment Management, Inc. are currently Edson L. Bridges III, President and Chief Executive Officer; Deborah L. Grant, Vice President and Chief Operating Officer; Nancy K. Dodge, Vice President; Brian M. Kirkpatrick, Vice President; Patricia S. Rohloff, Vice President; Mary Ann Mason, Secretary/Treasurer; and Kathleen J. Stranik, Assistant Secretary/Assistant Treasurer. Edson L. Bridges II is employed as an Executive Administrator to assist with management and administrative functions. Effective December 15, 2000, Bridges Investment Management, Inc. separated from Bridges Investment Counsel, Inc. and is no longer a wholly-owned subsidiary of Bridges Investment Counsel, Inc. Edson L. Bridges III currently owns 76.5% of the voting common stock and 64.4% of the total equity (voting and nonvoting stock) of Bridges Investment Management, Inc., with the remaining common stock owned by various Bridges Investment Management, Inc. employees, including the officers and directors described above. Edson L. Bridges II and Edson L. Bridges III, as co-trustees, have the right to vote Bridges Investment Management, Inc. shares representing 87.7% of its voting common stock. The voting trust arrangement has been entered into in order to comply with Nebraska Department of Banking, Bureau of Securities regulations concerning control of investment advisory representatives.

  Bridges Investment Counsel, Inc., as investment adviser to the Fund, has reviewed with the Fund Board of Directors the possible transfer of the investment advisory relationship from Bridges Investment Counsel, Inc. to Bridges Investment Management, Inc. Since the management and professional personnel associated with Bridges Investment Management, Inc. would be substantially the same as those currently associated with Bridges Investment Counsel, Inc., any such transfer would not be expected to change the investment policies or strategies used in the past with respect to the Fund. The possible transfer of the investment advisory relationship remains under review, and there is currently no specific schedule to propose any such transfer to Fund shareholders for consideration, and no assurance or commitment that such action will be taken. Bridges Investment Counsel, Inc. is expected to continue as investment adviser to the Fund for the year 2002.

  Affiliated Persons As directors and officers of both Bridges Investment Counsel, Inc. and Bridges Investment Fund, Inc., Mr. Edson L. Bridges II and Mr. Edson L. Bridges III are affiliated persons of both organizations. There are no other affiliated persons of the investment adviser and the Fund.

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  Bridges Investment Fund, Inc.                                   19                                          March 22, 2002

    Statement      Part B

  Advisory Fees Bridges Investment Fund, Inc. paid Bridges Investment Counsel, Inc. the following dollar amounts for the last three fiscal years as an investment advisory fee: $279,316 in 1999, $369,341 in 2000, and $315,093 in 2001. These fees are based on the month-ending net assets, averaged for a three-month period, and a 1/8 of 1% fee basis is applied to the resulting number. The annual fee basis is 1/2 of 1%. The annual fee is the sum of the four quarterly fees. The advisory fee was not reduced by any credits during the last three fiscal years.

  Expense Limitation Bridges Investment Counsel, Inc. has agreed with the Fund to pay any expenses, properly owed by the Fund, which exceed 1 1/2% of the average net assets for any year. There have been no expense reimbursements during the last three fiscal years.

  Services Performed on Behalf of Fund Services which are supplied or paid for wholly or in substantial part by the investment adviser in connection with the investment advisory contract are: occupancy and office rental; registration and filing fees; salaries and compensation of the Fund's officers; trading department for securities; and Prospectus preparation and printing. In effect, Bridges Investment Counsel, Inc. supplies all personnel, equipment, facilities, and administrative services at its expense that would be provided for all investment advisory clients of the Firm. In addition, Bridges Investment Counsel, Inc. pays for all expenses of maintaining federal and state registrations and the majority of legal expenses of the Fund including the costs associated with Master Plans for Standard Retirement Plans and Individual Retirement Act accounts. However, the legal fees for legal counsel for the independent directors will impose on-going legal expenses for the Fund that had not been present prior to the year 2000. Lastly, the Investment Adviser performs all services not specifically identified to ensure an orderly business operation of the Fund.

  The Fund pays Bridges Investment Counsel, Inc. for accounting, clerical, and bookkeeping services related solely to special functions for the Fund and for postage, stationery, forms, supplies and printing, including quarterly reports to shareholders. Bridges Investment Counsel, Inc. provides the staff personnel and services for these tasks, and the Advisory Firm is reimbursed at its cost for these services.

  Other Services The Fund pays for the services of the independent auditor. The Fund also pays the fees and costs of First National Bank of Omaha, Nebraska, the Fund Custodian. The Fund also bears the cost of the insurance premiums to provide $525,000 in fidelity and errors and omissions coverages under an Investment Company Blanket Bond effective April 1, 1988. ICI Mutual Insurance Company, P.O. Box 730, Burlington, Vermont 05402-0730 is the carrier supplying the coverage.

  Bridges Investor Services, Inc., 8401 West Dodge Road, Omaha, Nebraska 68114, acts as Dividend Disbursing and Transfer Agent for the Fund. For its services as transfer agent, Services is paid a quarterly fee by the Fund of $325 ($1,300 annually). This is a fixed fee which covers transfer agent costs, regardless of the number of Fund share transactions. For its services as dividend disbursing agent, Services is paid by the Fund a fixed fee quarterly of $300 ($1,200 annually). The Fund also pays Services a quarterly fee of $225 ($900 annually) for administrative services provided to the Fund, as well as a quarterly fee for reimbursement for Account Activity in the amount of $2,100 per quarter. In addition to these fixed fees, the Fund pays to Services a $1.00 per transaction fee for opening a new account and transfers in, and a $1.50 per transaction

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  Bridges Investment Fund, Inc.                                         20                                  March 22, 2002

    Statement      Part B

  fee for Fund share redemptions and transfers out. Other administrative and operational services provided to the Fund, including preparation and mailing of tax forms on behalf of the Fund, are billed on a time basis of $30.00 per hour. The Fund reimburses Services for postage and other out-of-pocket disbursement costs. Services also charges transactional fees to shareholders of the Fund as described in the Fund's Prospectus. For the year ended December 31, 2001, the Fund paid a total of $27,234 to Services for all services provided to the Fund during 2001 (excluding reimbursement for expense disbursements by Services on behalf of the Fund).

  Independent Auditors KPMG LLP, 1501 Two Central Park Plaza, Omaha, Nebraska 68102 conducts the annual audit of the Fund's financial statements in accordance with auditing standards generally accepted in the United States of America, and the applicable regulations of the Securities and Exchange Commission. Representatives of KPMG LLP meet with the Audit Committee of the Board of Directors to establish the scope of each audit. The federal and state income tax returns are prepared by the staff of KPMG LLP. Lastly, KPMG LLP provides consents to permit the filing of financial statements with appropriate documents with the Securities and Exchange Commission at various times throughout the year, and a partner of the firm or his representative will be in attendance at the annual meeting of stockholders to answer any inquiries at that time.

  Brokerage Allocations and Other Practices

  Transactions in the Fund's portfolio of securities are effected through a number of brokers to reflect the availability of security research information, execution and other open market services, and goodwill or other factors.

  The total brokerage fees paid on securities transactions for the Fund for the last three fiscal years were: $27,096.60 in 1999, $45,581.73 in 2000, and $44,722.66 in 2001. The Fund's management has no plans to vary the brokerage commission activity from the pattern shown during the last three fiscal years. During 2001, brokerage commissions attributed to security research information was 99.8% of the total, while 0.2% was attributed to special brokerage services. There were no commissions attributed to good will in 2001.

  Twelve brokers were used by the Fund during 2001, resulting in an average compensation per brokerage firm of $3,726.89. The largest amount received by any firm was $12,606. The Fund has no plans to concentrate securities transaction orders with any single broker or group of brokers. There were no brokerage concerns or individuals acting as brokers who were affiliated with the Fund or its investment adviser, Bridges Investment Counsel, Inc. As of December 31, 2001, the Fund owned 9,999 shares of Citigroup, Inc. with a market value of $504,750.00. During the year 2001, the Fund paid commissions to two subsidiaries of Citigroup, Inc., Saloman Smith Barney and Robinson Humphreys. The Fund paid Saloman Smith Barney $310.50 in brokerage commissions on trades where they acted as principal. The Fund paid Robinson Humphreys $368.00 in brokerage commissions, although this was after Robinson Humphreys was sold to SunTrust on May 14, 2001. The Fund held no shares of SunTrust as of December 31, 2001.

  The research information purchased with the Fund's brokerage commissions was provided to the Fund's investment adviser, Bridges Investment Counsel, Inc., and this material benefited all clients of that Firm, including the Fund. Many clients of Bridges Investment Counsel, Inc. participate in an informal program of placing brokerage transactions to obtain security research

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  Bridges Investment Fund, Inc.                                         21                                  March 22, 2002

    Statement     Part B

  information; thus, the Fund and its investment adviser benefit from the brokerage transactions of many clients of the investment adviser. Most brokerage firms do not price their research services; therefore, it is not possible to place a monetary value on such services.

  The advent of negotiated brokerage commissions on May 1, 1975, ended the uniform commission schedule of New York Stock Exchange member firms. As a result, it is difficult to construct studies of comparable costs and services on each security transaction of the Fund. Accordingly, the disinterested directors of Bridges Investment Fund, Inc. have agreed that Bridges Investment Counsel, Inc. may cause the Fund to pay a member of an Exchange, broker, or dealer an amount of commission for effecting a securities transaction by the Fund in excess of the amount of commission which would have been charged by another person for effecting such transactions, providing that Bridges Investment Counsel, Inc. determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such Exchange member, broker, or dealer subject only to the limitations and definitions contained in Section 28(e) of the Securities Exchange Act of 1934 and to a periodic review by the disinterested directors of the actions of the investment adviser in directing the brokerage business of the Fund. Because of the practice of using securities transactions to purchase brokerage services and research, the Fund may not receive the lowest possible aggregate execution cost with respect to any given brokerage transaction.

  Bridges Investment Counsel, Inc. is able to secure discounts from the uniform brokerage commission schedule which was in effect on April 30, 1975, for listed securities during the period from May 1, 1975, through December 31, 2001. The Board of Directors reviews and approves the level of discounts and the actual brokerage costs on each transaction in the portfolio at each quarterly meeting. The investment adviser believes these discounts to be appropriate and similar to those earned by other institutional portfolios of the size of the Fund. Mr. Edson L. Bridges III, President of the Fund, selects the brokers to be employed for securities transactions of the Fund, and he determines the acceptability of the discount.

  Investment Adviser's Trade Aggregation Policy Bridges Investment Counsel, Inc. performs investment management and advisory services for various clients including the Fund. In certain instances, portfolio transactions for the Fund may be executed in an aggregated transaction to purchase or sell the same security for other accounts served by Bridges Investment Counsel, Inc. The objective of aggregated transactions is to obtain favorable execution and/or lower brokerage commissions, although there is no certainty that such objective will be achieved. Aggregated transactions in which the Fund participates will be effected only when Bridges Investment Counsel, Inc. believes that to do so will be in the best interest of the Fund. When this occurs, no client account will be favored over any other account.

  Each account that participates in an aggregated order will participate at the average share price for all Bridges Investment Counsel, Inc. transactions in that security on a given business day, with transaction costs shared pro rata based on each account's participation in the transaction. Bridges Investment Counsel, Inc. will prepare, before entering an aggregate order, a written statement (the "Allocation Statement") for each proposed aggregated order, specifying the participating client accounts and how it intends to allocate the order. An order may be allocated on a basis different from that specified in the Allocation Statement if all client accounts receive fair and equitable treatment and the reason for the different allocation is explained in writing and is approved in writing by a Bridges Investment Counsel, Inc. compliance officer.

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  Bridges Investment Fund, Inc.                                         22                                    March 22, 2002

    Statement      Part B

  While it is possible that the use of aggregated orders may adversely affect the size of the position obtainable for the Fund, Bridges Investment Counsel, Inc., as the Fund investment adviser, believes that the procedure generally contributes to better overall execution of the Fund's portfolio transactions. Bridges Investment Counsel, Inc. is not obligated to aggregate orders on behalf of clients, and its decision not to aggregate orders in any particular instance may result in less favorable execution of trades and in higher transaction costs to its clients, including the Fund.

  Capital Stock and Other Securities

  The Fund's capital structure consists of 6,000,000 authorized shares of capital stock (par value of one dollar per share) with 3,000,636 shares issued as of December 31, 2001. Fund shares have equal rights as to voting, redemption, dividends, and liquidation, with cumulative voting for the election of directors. The shares are redeemable on written demand of the holder and are transferable. The shares have no preemptive or conversion rights and are not subject to assessment. Fractional shares have the same rights proportionately as full shares, except they do not carry the right to vote.

  Shares redeemed by the Fund cannot be reissued, and the Fund's authorized capital stock shall be deemed to be reduced by the number of shares redeemed. As of December 31, 2001, 1,060,041 shares of the Fund had been redeemed since inception of the Fund in 1963. The Fund's net shares of capital stock outstanding were 1,940,495 as of December 31, 2001.

  Cumulative Voting Fund shares are entitled to cumulative voting rights. This provision permits a shareholder to allocate the votes of his shares towards one or more directors in order to increase the influence of his ownership towards the director or directors selected for his support in an election of directors.

  Purchase, Redemption, and Pricing of Securities Being Offered

  General Information Shares of the Fund are offered and sold directly to investors at Net Asset Value per share through the Fund's office, which is the only point of distribution for the Prospectus, Part A, the Statement of Additional Information, Part B, and Other Information, Part C. The Fund does not have any arrangements with underwriters or broker dealers with respect to the purchase or sale of Fund shares, nor make any payments to underwriters or broker-dealers in connection with the purchase or sale of Fund shares. The Fund is not permitted to redeem shares involuntarily in accounts below a certain number or value of shares. The Fund will honor all properly documented requests for redemption irrespective of the length of time investors have maintained their account with the Fund. Information concerning the methods of purchase and redemption of Fund shares are set forth in the Fund's Prospectus. The Fund does not use letters of intent, contractual accumulation plans, withdrawal plans, or exchange privileges.

  Shareholders who require assistance in gathering cost history and share information regarding their account with the Fund should anticipate that Bridges Investor Services, Inc. as Transfer Agent, will bill the direct costs of such investigations directly to the shareholder with an

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  Bridges Investment Fund, Inc.                                     23                                             March 22, 2002

    Statement      Part B

   explanation of the type of work conducted, the dates and time committed, and the expenses incurred by Services. In the normal situation, the maximum charge per inquiry of this type will be $25.00.

  Valuation The methods for determining the Net Asset Value per share of the Fund for purchase of shares and the Net Asset Value per share for the redemption of or sales of shares back to the Fund are described in the Fund's Prospectus.

  Specimen Price Make Up Please refer to Appendix A for a copy of the Price Make Up form used by the Fund. The example or illustration uses the actual data and methods used for the Fund on December 31, 2001. The audited Balance Sheet information will provide the same information with a different format and classification of items for the purpose of proper financial statement presentation.

  Other Disclosures The Fund prices its shares only once per day after the close of the New York Stock Exchange. There is no difference in the net offering price charged to the general public and that price which is charged to officers, directors, and employees of either the Fund or its investment adviser. The Fund does not use Rule 2a-7 under The General Rules and Regulations of The Investment Company Act of 1940 for the purpose of pricing its shares to the public.

  Description of Fund Plans

  Standard Retirement Plan Bridges Investment Fund, Inc. offers a master Standard Retirement Plan (as Amended and Restated as of January 1, 2000) for corporations, self-employed individuals, and partnerships and their employees. Investors may choose a Money Purchase Pension Plan, a Profit Sharing Plan which includes a Salary Reduction Arrangement under Section 401(k) of the Code within the Standard Retirement Plan, including a SIMPLE Model Amendment for employers with less than 100 employees. The master plan includes a Standard Custodial Agreement (as Amended and Restated as of January 1, 2000) under which U.S. Bank National Association, Omaha, Nebraska, will act as Custodian. Bridges Investor Services, Inc. will invest all contributions to the Plan in the shares of the Fund at Net Asset Value, invest all dividends and cash distributions in shares of the Fund at Net Asset Value.

  Currently, the Custodian does not impose maintenance or other fees in connection with the above described Standard Retirement Plan; however, the Custodian may impose such fees from time to time by written agreement between the Custodian and the employer. In addition, the Custodian is entitled to reimbursement for certain expenses and taxes, including securities transfer taxes. The Custodian may resign or be removed, and a successor Custodian may be appointed.

  If an investor desires to appoint a different bank as Custodian, he may make his own fee arrangements with the bank of his choice. For further details, see the form of Standard Retirement Plan No. 001, Profit Sharing, and No. 002, Money Purchase Pension, and their related Standard Custodial Agreements, copies of which may be obtained from the Fund's office at the address shown on the cover of this Prospectus. The amended documents as of January 1, 2000, were filed with the Internal Revenue Service for approval as prototype master plans in December, 2000. The IRS has assigned qualified serial numbers to these Plans.

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  Bridges Investment Fund, Inc.                                           24                                   March 22, 2002

    Statement      Part B

  In undertaking such a Retirement Plan involving investments over a period of years, it is important for the individual to consider his needs and whether or not the investment objectives of the Fund, described in this Prospectus, are likely to fulfill them. An investor who contemplates establishment of such a Plan should consult with his attorney and/or his public accountant.

  The Prototype Standardized Profit Sharing Plan with CODA known in our Fund as Standard Retirement Plan No. 001 (As Amended and Restated as of January 1, 2000) Profit Sharing with a Salary Reduction Arrangement under Section 401(k) of the Internal Revenue Code received approval from the Internal Revenue Service on January 17, 2002. This Plan No. 001 is identified by Letter Serial No: K271573a. The Prototype Standardized Money Purchase Pension Plan described by our Fund as the Standard Retirement Plan No. 002 (As Amended and Restated as of January 1, 2000) Money Purchase Pension received approval from the Internal Revenue Service on January 17, 2002. This Plan No. 002 is identified by Letter Serial No: K271574a. Both Plans have incorporated model amendments published by the Internal Revenue Service which adopt all changes required by the tax laws since the Plans were restated.

  Individual Retirement Custodian Account Prototype

  An investor, referred to as a Depositor in this section of the Prospectus, may wish to purchase shares of Bridges Investment Fund, Inc. in conjunction with the retirement benefits provided by the Internal Revenue Code. There is available through Bridges Investment Fund, Inc. a Prototype Individual Retirement Custodial Account with Application Form, Contribution Form, and Disclosure Statement.

  The Custodian Agreement provides that U.S. Bank National Association, Omaha, Nebraska, will furnish custodial services as required by such Code. Currently, the investor is not charged any maintenance or other fees in connection with the Individual Retirement Custodial Account; however, the Custodian may impose such fees from time to time by written agreement between Custodian and Depositor. The investor may be subject to additional charges, from time to time, as will reasonably compensate the Custodian for extraordinary services resulting from unusual administrative responsibilities. The Depositor or the Custodian shall have the right to terminate the Account upon 60 days' notice to the other party. In the event of such termination, the Custodian shall make distribution of the Account to the Depositor or to another qualified plan or successor Custodian designated by the Depositor.

  The Fund's Individual Retirement Custodial Account Prototype permits a maximum annual contribution of $3,000 or 100% of the Depositor's annual compensation for personal services, whichever is less. If an investor has a non-working spouse, an additional annual contribution of $3,000 is permitted to a separate IRA maintained by such non-working spouse for a total contribution of $6,000. Under the Prototype, the annual contribution may be deductible under certain conditions, and earnings, if any, accumulate tax-free until distribution after age 59 1/2. Normally, distributions from the Individual Retirement Custodial Account prior to age 59 1/2, unless specifically exempted by law, will result in tax penalties in addition to being included in taxable income. In addition, there is a penalty on excess contributions and a penalty on insufficient payouts after age 70 1/2.

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  Bridges Investment Fund, Inc.                                     25                                     March 22, 2002

    Statement      Part B

  To establish an Individual Retirement Custodial Account, the Depositor is provided a copy of the Fund's current Prospectus, three copies of the Individual Retirement Account Custodial Agreement, three copies of the Application Form, three copies of the Contribution Form, and three copies of the Disclosure Statement. The Depositor executes and forwards to U.S. Bank National Association, Omaha, Nebraska, three copies of the Application Form and three copies of the Contribution Form. U.S. Bank National Association, Omaha, Nebraska, will return one acknowledged copy of each form to the Depositor and the Fund for retention by each party. The Depositor will sign and send one copy of the Disclosure Statement to the Fund at its office. The Depositor should retain the other executed copy for a permanent record in his files.

  The Custodial Agreement sets forth provisions governing the Depositor's Account, expresses the prohibited actions under the law, sets forth the provisions of distribution of payments, provides the rules for reports and other information, outlines the Custodian's responsibilities, and provides for Amendments to, and Termination of, the Custodial Account.

  The Application Form establishes the Custodial Account, collects pertinent information to govern the Custodial Account, and recites the applicable fees to be charged by U.S. Bank National Association, Omaha, Nebraska. By executing the Application Form, the Depositor acknowledges receipt of the Prospectus. The Contribution Form governs the method and type of contribution to the Custodial Account. The Disclosure Statement covers appropriate notices of applicable provisions of the Internal Revenue Code, the fees for the account, and other important information concerning the operation of the Individual Retirement Custodial Account. Prior to executing these documents, the Depositor should read all the documents constituting the Prototype.

  The Individual Retirement Custodial Account sponsored by the Fund was approved as a Prototype Plan pursuant to an opinion letter received from the Internal Revenue Service dated June 11, 1993. The Approval Letter carries the Serial No: D111476C.

  U.S. Bank National Association, Omaha, Nebraska, meets the applicable legal requirements to act as the Custodian under the Prototype.

  The provisions to redeem shares of the Fund, as described in this Prospectus, are not changed by the terms of the Prototype.

  The Depositor may revoke his Custodian Account within at least seven days of the date of establishment as provided in Article VI C of the Custodian Agreement, paragraph 9 of the Application Form, and in paragraph 3 (i) of the Disclosure Statement. A shareholder may wish to consider a redemption of the Fund shares as an alternative to revoking his Custodian Account.

  In undertaking such an Individual Retirement Custodian Account as provided by this Prospectus and related documents, involving investments over a period of years, it is important for the individual to consider his or her needs and whether or not the investment objectives of the Fund, described in this Prospectus, are likely to fulfill them. The individual who contemplates the establishment of the Prototype should consult with his or her attorney or tax adviser regarding appropriate advice as to the actions to be taken. Particular attention should be directed to changes in the deductibility of contributions to IRAs for tax years commencing January 1, 1987, or later for those persons who are covered by employer sponsored deferred benefit plans and other

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  Bridges Investment Fund, Inc.                                        26                                March 22, 2002

    Statement     Part B

   factors related to annual reported tax amounts of single and joint income. Reference to IRS Announcement 86-121 should also be helpful, copies of which may be obtained from the Fund's office.

  Additional consideration should be given by the individual who contemplates the establishment of a Prototype to new choices and opportunities that were created in 1997.

  1) The SIMPLE Individual Retirement Custodial Account, as described in Section 408(p) of the Internal Revenue Code may be established in connection with a Salary Reduction Agreement. Under this funding choice, it is possible to set aside more than the $3,000 per year contribution limit for the traditional IRA account. Depending upon the circumstances involved, it may be possible to receive employer matching contributions in the account. This SIMPLE Plan is identified with the Internal Revenue Service through letter Serial No. D111476C.

  2) The Roth Individual Retirement Custodial Account opportunity for investment was created by the Taxpayer Relief Act of 1997. The tax laws provide for a non-deductible annual contribution in taxable years 2002 through 2004 of up to $3,000 for a working spouse and a $3,000 contribution for a non-working spouse. These annual contribution limits are to be increased to $4,000 for 2005 through 2007 and to $5,000 for 2008. Benefits paid from the Roth IRA are to be non-taxable to the Depositor upon a qualified distribution from the Roth IRA, which includes distributions made after the Depositor reaches age 59 1/2. The Roth Individual Retirement Custodial Account may be established through the execution of the Form 5305-RA issued under Section 408A of the Internal Revenue Code in conjunction with the standard, traditional IRA Custodial Account of the Fund as described above. Depositors may establish and maintain both the "Traditional" IRA and the "Roth" IRA Accounts, provided the assets are always maintained in separately segregated accounts and provided further that the titles therein accurately reflect the distinctions between the two types of funding permitted by statute. Depositors will still have the same annual dollar limit per working spouse and non-working spouse, so that a choice must be made between the contributions to a traditional IRA that would represent an income deduction and the contributions to a Roth IRA that would be taxable underneath the annual dollar ceiling.

  3) An individual may deposit up to $2,000 a year into an Education Individual Retirement Custodial Account (Internal Revenue Service Form 5305-EA) for a child under age 18 (unless the beneficiary is a "special needs beneficiary" as defined by the tax laws). The contributor may be a parent, relative, friend, or other person, including the child him/herself. The ability to contribute to a Coverdale Education Savings Account (Educational IRA) phases out at modified adjusted gross income levels between $190,000 and $220,000 for joint return filers. An individual filer may contribute if their modified adjusted gross income level is below $110,000. Distributions from an Education IRA are tax-free up to the amount of qualified education expenses for a year. Qualified higher education expenses include tuition, fees, books, supplies, and, if the beneficiary is at least a half-time student, room and board. For taxable years after 2001, qualified education expenses include qualified elementary and secondary education expenses such as tuition, fees, tutoring, special needs services, books, supplies and equipment incurred in connection with the enrollment for attendance at any public, private or religious school that provides elementary or secondary education. Expenses include room and board, uniforms, and transportation that are required by the schools, including expenses for computer technology and related equipment used by the beneficiary while in school.

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  Bridges Investment Fund, Inc.                                        27                                   March 22, 2002

    Statement        Part B

  The Fund's office maintains a supply of SIMPLE Individual Retirement Custodial account forms and an inventory for the Form 5305-RA for the Roth IRA, and Form 5305-EA for the Education IRA to assist Depositors to establish these types of accounts.

  Tax Status

  The Fund is qualified or intends to qualify under Subchapter M of the Internal Revenue Code (26 U.S.C. 851-856). The Fund has no special or unusual tax aspects such as taxation resulting from foreign investment, or from states as a personal holding company, or from any tax loss carryforward.

  Underwriters

  None

  Calculation of Performance Data

  From time to time, quotations of the Fund's performance may be included in advertisements, sale literature or reports to shareholders or prospective investors. These performance figures are calculated as described below.

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  Bridges Investment Fund, Inc.                                    28                                       March 22, 2002

    Statement       Part B

  PAST PERFORMANCE OF THE FUND

  he bar chart and table below show one measure of the risks of investing in the Fund, by showing the Fund's performance from year to year for the past ten calendar years and by showing how the average annual total returns of the Fund's shares compare to those of a broad-based market index. The Fund's past investment performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

  Performance History depicted in a bar graph is as follows:

  Performance History depicted in a bar graph is as follows:

Year	% Returns
1992	6.03%
1993	6.29%
1994	0.30%
1995	30.96%
1996	18.06%
1997	22.33%
1998	27.48%
1999	39.80%
2000	-14.09%
2001	-18.89%

  The Fund's highest and lowest returns for a calendar quarter during the past ten years are a return of 28.12% for the 4th Quarter 1999, and -18.35% for the 3rd Quarter 2001.

  Average Annual Total Returns

  (for the periods ending December 31, 2001)
	Past One Year	Past Five Years	Past Ten Years
Return Before Taxes	-18.89%	8.58%	10.18%
Return After Taxes on Distributions	-19.18%	7.37%	8.53%
Return After Taxes on Distributions and Sale of Fund Shares	-11.50%	6.53%	7.69%
S & P 500 (reflects no deduction for fees, expenses or taxes)	-11.82%	10.69%	12.91%

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  Bridges Investment Fund, Inc.                                     29                                           March 22, 2002

    Statement       Part B

  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

  Total Return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gains. A cumulative total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as the actual year-by-year results.

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  Bridges Investment Fund, Inc.                                     30                                        March 22, 2002

    Statement       Part B

  Table - Line Chart
Year	BIF	S & P 500

1991	10,000.00	10,000.00
1992	10,760.92	10,601.59
1993	11,838.59	11,266.59
1994	11,999.05	11,298.60
1995	16,491.46	14,794.21
1996	20,268.86	17,463.95
1997	27,022.44	21,361.53
1998	34,739.27	27,228.98
1999	42,027.75	37,822.56
2000	38,199.33	32,495.38
2001	43,679.47	26,358.06

AVERAGE ANNUAL TOTAL RETURN
1 YEAR	5 YEAR	10 YEAR
-18.89%	8.58%	10.18%

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  Bridges Investment Fund, Inc.                                31                                        March 22, 2002

    Statement      Part B

  INFORMATION SUPPORTING AND SETTING QUALIFICATIONS

  FOR INVESTMENT RETURNS

  Assumptions
      The initial investment was made at the public offering price last calculated on the business day before the first day of the first fiscal year.
      The subsequent account values are based on the net asset values of the Fund last calculated on the last business day of the first and each subsequent fiscal year.
      The calculation for the final account value assumes the account was closed and the redemption was at the price last calculated on the last business day of the most recent fiscal year.
      All dividends and capital gains distributions by the Fund were reinvested at the price on the reinvestment dates.  The dividend for the Standard & Poor's 500 Composite
      Index for the previous quarter was invested at the month-end price closest to the reinvestment date for the Fund.
      Reinvestment fees for dividend and capital gains distributions were deducted before reinvestment in shares of the Fund.  The Standard & Poor's 500 Composite Index was not charged with any brokerage commissions, reinvestment fees, or operating expenses.

  Appropriate Index

  The Fund is to select an "appropriate broad-based securities market index" that is administered by an organization that is not an affiliated person of the Fund or its investment adviser. The securities index chosen must be adjusted to reflect reinvestment of dividends on securities in the index, but not the expenses of the Fund.

  Use of Additional Indexes

  In addition to the required comparison to a broadly-based index, mutual fund registrants with the Securities and Exchange Commission are urged to compare their performances to other more narrowly-based indexes that reflect the market sectors in which they invest. Management has investigated commercial paper, Treasury Bill, Treasury Note, Treasury Bond, and Corporate Bond indexes to cover those portfolio segments not invested in the common stock market. Some problems with comparable information have been encountered particularly with respect to the difficulty of matching income reinvestment dates in the indexes with the reinvestment calendar scheme in effect for the Fund. Therefore, at this point in time, the Fund management has decided not to present the comparisons to the more narrow indices.

  From time to time, in reports and promotional literature: (1) the Fund's total return performance, ranking, or any other measure of the Fund's performance may be compared to any or combination of the following: (a) a broad-based index; (b) other groups of mutual funds tracked by independent research firms ranking entities, or financial publications; (c) indices of securities comparable to those in which the Fund invests; (2) the Consumer Price Index (or any other

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  Bridges Investment Fund, Inc.                                  32                                       March 22, 2002

    Statement         Part B

   measure for inflation, government statistics, such as GNP) may be used to illustrate investment attributes of the Fund or the general economic, business, investment, or financial environment in which the Fund operates; and (3) various financial, economic and market statistics developed by brokers, dealers and other persons may be used to illustrate aspects of the Fund's performance. The Fund may also advertise the performance rankings assigned by various publications and statistical services, and any other data which may be presented from time to time by such analysts as Dow Jones and Morningstar, Inc., or as they appear in various financial and investment publications, including but not limited to The Wall Street Journal, Business Week, Forbes, Fortune, Money Magazine and other such publications.

  ____________________________________________________________________________

  As a prospective investor or shareholder, you may be interested in securing Part C of this filing, and you must receive Part A, the Prospectus, in order to make an investment in the Fund. You may request copies of Parts A, B, and C from the Fund's office at the address shown on the Cover of Part B.

  ____________________________________________________________________________

  Financial Statements

  The audited financial statements for the year ended December 31, 2001, appear on pages 33 to 48 in this Part B. As a unit, these statements include: The Independent Auditor's Report, the Schedule of Portfolio Investments, the Statement of Assets and Liabilities, the Statement of Operations, Statements of Changes in Net Assets, and Notes to Financial Statements.

  The Fund's Management and Board of Directors encourages prospective investors and shareholders to review the audited financial statements, particularly the Schedule of Investments, to obtain a useful perspective about securities owned by the Fund.

  The Price Make Up Sheet, Appendix A, is shown on page 33; then the financial statements follow as a unit to complete this Part B.

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  Bridges Investment Fund, Inc.                              33                                         March 22, 2002

    Statement       Part B

  APPENDIX A (Specimen)

  PRICE MAKE UP SHEET

  December 31, 2001
Journal Form, Ledger Form, Schedule, or Account Number	ACCOUNT (Cost Figures in Parentheses)	Actual Balance or Market Value Figures

ASSETS
01a-DR-C	Cash-Principal	125,752.44
01b-DR-C	Cash-Income	91,905.93
02a-LF51	Dividends Receivable	37,436.55
02b-LF52	Interest Receivable	75,314.18
04a-CRDJ	Accts. Receivable-Subscriptions to Capital Stock	168,911.18
04b-CRDJ	Accts. Receivable-Securities Sold	-0-
07 -Schedule 7	Inv. in Securities (46,818,480.95)	59,959,874.78

	TOTAL ASSETS	60,459,195.06

LIABILITIES:
13a-CRDJ	Accts. Pay.-Redemptions of Capital Stock	-0-
13b-CRDJ	Accts. Pay.-Purchase of Securities	-0-
14a-CRDJ	Accrued Liab.-Operating Expenses	117,258.75
14b-CRDJ	Accrued Liab.-Taxes	-0-
14 -CRDJ	Distributions Payable	97,024.82
	TOTAL LIABILITIES	214,283.57

19	NET ASSETS APPLICABLE TO OUTSTANDING CAPITAL SHARES (Tot. Assets Minus Tot. Liab.)	60,244,911.49
20 -CRDJ DR-TA	Capital Stock-Total Shares Outstanding	1,940,494.838
	NET ASSET VALUE PER SHARE
	Purchase Price Per Share $____	31.05
	Redemption Price Per Share $____	x Div. @0.05

Equalization Computation	Net Investment Income	Net Investment Income	0.00
	(Current Qtr.)	(Current Qtr.)
Dividend Income	94,244.82	Undistributed Net Income	0.00
Interest Income	111,175,84	(Previous Qtrs.)
Total Income	205,420.66	Total Acct. 21b	0.00
		Equalization/Share
Taxes Paid		Orders /
Expenses Unpaid	120,000.00	Net Shares Purch., Redemp.
Reimbursed Expenses		Balance, Equalization	2,548.09
Tot.Exp.Post Close		Equalization Entry
		Equalization Forward
Net Investment Inc.	85,420.66	Capital Shares Forward	1,940,494.838

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  Bridges Investment Fund, Inc.             34                   March 22, 2002

    Statement   Part B

  INDEPENDENT AUDITORS' REPORT

  To the Shareholders and the Board of Directors of

  Bridges Investment Fund, Inc.

  We have audited the accompanying statement of assets and liabilities of Bridges Investment Fund, Inc. including the schedule of portfolio investments, as of December 31, 2001, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the four year period then ended. These financial statements are the responsibility of Bridges Investment Fund, Inc. Our responsibility is to express an opinion on these financial statements based on our audit. The financial highlights for the year ended December 31, 1997 were audited by other auditors whose report thereon dated January 16, 1998 expressed an unqualified opinion on those statements.

  We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Bridges Investment Fund, Inc. as of December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the four year period then ended, in conformity with accounting principles generally accepted in the United States of America.

  KPMG LLP

  January 10, 2002

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  Bridges Investment Fund, Inc.             35                         March 22, 2002

    Statement  Part B

  BRIDGES INVESTMENT FUND, INC.

  SCHEDULE OF PORTFOLIO INVESTMENTS

  DECEMBER 31, 2001
Title of Security	Number of Shares	Cost	Market Value
COMMON STOCKS - (82.7%)

Advertising - 1.5%
Interpublic Group of Companies, Inc. (The)	10,000	$ 333,898	$ 295,400
Omnicom Group, Inc.	7,000	480,292	625,450
		$ 814,190	$ 920,850

Banking and Finance - 3.8%
Fifth Third Bancorp	5,000	$ 232,813	$ 307,900
First National of Nebraska, Inc.	230	346,835	547,400
State Street Corporation	15,000	62,367	783,750
Wells Fargo & Co.	15,000	336,823	652,050
		$ 978,838	$ 2,291,100

Beverages - Soft Drinks - 1.2%
PepsiCo, Inc.	15,000	$ 192,169	$ 730,350

Building - Residential/Commercial - 0.9%
Centex Corporation	10,000	$ 376,939	$ 570,900

Casino Hotels - 1.2%
Harrah's Entertainment, Inc.*	20,000	$ 652,056	$ 740,200

Cellular Telecommunications - 0.7%
Nextel Communications Class A*	40,000	$ 515,033	$ 438,400

Communications - Radio and Television - 1.3%
Clear Channel Communications, Inc.*	15,000	$ 589,753	$ 763,650

Computers - Hardware and Software - 4.8%
Cisco Systems, Inc.*	40,000	$ 361,395	$ 724,400
HNC Software, Inc.*	18,000	125,257	370,800
I2 Technologies, Inc.*	15,000	733,173	118,500
Microsoft Corporation*	15,000	266,000	994,050
Retek, Inc.*	20,000	435,690	597,400
Tibco Software, Inc.*	6,000	153,194	89,580
		$ 2,074,709	$ 2,894,730

Computers - Memory Devices - 0.8%
EMC Corporation/MASS*	35,000	$ 494,601	$ 470,400

Computers - Micro - 0.7%
Sun Microsystems, Inc.*	35,000	$ 661,353	$ 430,500

Data Processing and ManagemenT - 2.4%
Automatic Data Processing	7,000	$ 350,296	$ 412,300
CSG Systems International, Inc.*	26,000	916,526	1,051,700
		$ 1,266,822	$ 1,464,000

Diversified Operations - 2.1%
Berkshire Hathaway Inc., Class B *	500	$ 600,020	$ 1,262,500

  *Nonincome-producing security

  ------------------------------------------------------------------------------------

  Bridges Investment Fund, Inc.                 36                    March 22, 2002

    Statement     Part B

  BRIDGES INVESTMENT FUND, INC.

  SCHEDULE OF PORTFOLIO INVESTMENTS
  (Continued)

  DECEMBER 31, 2001
Title of Security	Number of Shares	Cost	Market Value
COMMON STOCKS (Continued)
Drugs - Medicines - Cosmetics - 8.4%
Abbott Laboratories	15,000	$ 169,395	$ 836,250
Amgen, Inc.*	15,000	463,500	846,600
Bristol-Myers Squibb Co.	8,000	134,842	408,000
Elan Corporation PLC ADR*	20,000	419,005	901,200
Johnson & Johnson	20,000	366,297	1,182,000
Merck & Co., Inc.	15,000	272,235	882,000
		$ 1,825,274	$ 5,056,050

Electrical Equipment and Supplies - 1.6%
General Electric Co.	24,000	$ 147,473	$ 961,920

Electric - Generation - 1.1%
AES Corporation*	40,000	$ 1,094,052	$ 654,000

Electronic Components - Conductors - 6.6%
Altera Corporation*	40,000	$ 1,042,102	$ 848,800
Analog Devices, Inc.*	20,000	910,189	887,800
Applied Materials, Inc.*	25,000	1,080,386	1,002,500
Intel Corporation	40,000	544,596	1,258,000
		$ 3,577,273	$ 3,997,100

Electronics - 2.4%
Flextronics International Ltd.*	45,000	$ 1,269,478	$ 1,079,550
Solectron Corporation *	34,600	541,545	390,288
		$ 1,811,023	$ 1,469,838

Fiduciary Banks - 0.7%
Northern Trust Co.	7,000	$ 360,010	$ 421,540

Finance - Credit Cards - 1.5%
American Express Company	25,000	$ 1,004,072	$ 892,250

Finance - Diversified - 2.7%
Citigroup, Inc.	9,999	$ 514,720	$ 504,750
Morgan Stanley Dean Witter & Co.	20,000	1,127,600	1,118,800
		$ 1,642,320	$ 1,623,550

Finance - Investment Banks - 2.0%
Goldman Sachs Group, Inc. (The)	13,000	$ 1,282,220	$ 1,205,750

Finance - Real Estate - 2.2%
Freddie Mac	20,000	$ 519,311	$ 1,308,000

Finance - Services - 4.8%
Capital One Financial Corporation	50,000	$ 1,387,693	$ 2,697,500
Paychex, Inc.	5,000	105,417	175,200
		$ 1,493,110	$ 2,872,700

  *Nonincome-producing security

  ------------------------------------------------------------------------------------

  Bridges Investment Fund, Inc                    37                  March 22, 2002

    Statement     Part B

  BRIDGES INVESTMENT FUND, INC.

  SCHEDULE OF PORTFOLIO INVESTMENTS
  (Continued)

  DECEMBER 31, 2001
Title of Security	Number of Shares	Cost	Market Value
COMMON STOCKS (Continued)

Insurance - Multiline - 1.3%
American International Group, Inc.	10,000	$ 566,397	$ 794,000

Internet Brokers - 0.9%
Charles Schwab Corporation (The)	35,000	$ 740,499	$ 541,450

Investment Management/Advisory Services - 0.5%
Stilwell Financial, Inc.	10,000	$ 237,400	$ 272,200

Linen Supply and Related Products - 0.5%
Cintas Corporation	6,000	$ 166,578	$ 288,000
Medical Instruments - 0.9%
Medtronic, Inc.	10,000	$ 504,734	$ 512,100

Metal - Aluminum - 1.2%
Alcoa Inc.	20,000	$ 754,702	$ 711,000

Petroleum Producing - 3.0%
BP PLC-Sponsored ADR	19,000	$ 443,238	$ 883,690
ChevronTexaco Corporation	10,000	340,535	896,100
		$ 783,773	$ 1,779,790

Retail Stores - Apparel and Clothing - 1.2%
Gap, Inc.	50,000	$ 521,360	$ 697,000

Retail Stores - Building Materials and Home Improvement - 2.5%
The Home Depot, Inc.	30,000	$ 587,115	$ 1,530,300

Retail Stores - Department - 1.7%
Target Corporation	25,000	$ 122,928	$ 1,026,250

Schools - 0.5%
DeVry, Inc.*	10,000	$ 296,109	$ 284,500

Telecommunications - 8.1%
Level 3 Communications *	175,000	$ 2,334,244	$ 875,000
Sprint PCS Corporation *	20,000	581,333	488,200
Vodafone Group PLC	40,000	915,541	1,027,200
West Corporation*	85,000	1,374,072	2,119,900
WorldCom, Inc. *	25,000	565,758	352,000
		$ 5,770,948	$ 4,862,300

Telecommunications - Equipment - 3.7%
Nokia Corporation Sponsored ADR	50,000	$ 585,643	$ 1,226,500
Qualcomm Incorporated *	20,000	219,219	1,010,000
		$ 804,862	$ 2,236,500

  *Nonincome-producing security

  -----------------------------------------------------------------------------------

  Bridges Investment Fund, Inc.                  38                  March 22, 2002

    Statement     Part B

  BRIDGES INVESTMENT FUND, INC.

  SCHEDULE OF PORTFOLIO INVESTMENTS
  (Continued)

  DECEMBER 31, 2001
  SCHEDULE OF PORTFOLIO INVESTMENTS
  (Continued)

  DECEMBER 31, 2001
Title of Security	Number of Shares	Cost	Market Value
COMMON STOCKS (Continued)

Television - Cable - 0.6%
Comcast Corporation - Special Class A *	10,000	$ 309,375	$ 360,000

Transportation - Airfreight - 0.8%
EGL, Inc. *	35,000	$ 466,542	$ 488,250

TOTAL COMMON STOCKS (Cost - $36,605,948)		$36,605,943	$49,823,918

PREFERRED STOCKS - (1.6%)

Banking and Finance - 1.0%
CFB Capital II 8.20% Cumulative Preferred	5,000	$ 125,000	$ 124,250
CFC Capital Trust 9.375% Preferred, Series B	5,000	125,000	123,500
Harris Preferred Capital Corp., 7.375%, Series A	10,000	250,000	246,000
Silicon Valley Bancshares 8.25% Preferred Series I	5,000	125,000	114,250
		$ 625,000	$ 608,000

Oil Comp. - Exploration and Production - 0.2%
Nexen, Inc. 9.275% Preferred - Series I	5,000	$ 125,000	$ 126,500

Utilities - Electric - 0.4%
Tennessee Valley Authority 6.75% Variable Preferred Series D	10,000	$ 250,000	$ 258,300

Total Preferred Stocks (Cost - $1,000.000)		$ 1,000,000	$ 992,800

Total Stocks		$37,605,948	$50,816,718

DEBT SECURITIES (15.2%)

Auto-Cars/Light Trucks - 0.4%
General Motors Corporation 7.700% Debentures due April 15, 2016	$250,000	$ 252,320	$ 249,675

Energy - Alternate Sources - 0.3%
CalEnergy Co., Inc., 7.630% Notes due October 15, 2007	$200,000	$ 200,000	$ 207,060

Hotels and Motels - 0.4%
Marriott International 7.875% Notes Series C due September 15, 2009	$250,000	$ 250,068	$ 265,800

Household Appliances and Utensils - 0.2%
Maytag Corp., 9.750% Notes, due May 15, 2002	$100,000	$ 102,200	$ 101,990

  *Nonincome-producing security

  -----------------------------------------------------------------------------------

  Bridges Investment Fund, Inc.                     39               March 22, 2002

    Statement    Part B

  BRIDGES INVESTMENT FUND, INC.

  SCHEDULE OF PORTFOLIO INVESTMENTS
  (Continued)

  DECEMBER 31, 2001
Title of Security	Number of Shares	Cost	Market Value

Retail Stores - Department - 0.4%
Dillard Department Stores, Inc., 7.850% Debentures, due October 1, 2012	$ 150,000	$ 151,348	$ 133,265

Sears Roebuck & Co., 9.375% Debentures due November 1, 2011	100,000	$ 106,399	110,491
		$ 257,747	$ 243,756

Telecommunications - 0.3%
Level 3 Communications, Inc., 9.125% Senior Notes due May 1, 2008	$ 400,000	$ 299,223	$ 188,000

U.S. Government - 4.0%
U.S. Treasury, 7.500% Notes, due May 15, 2002	$ 200,000	$ 214,097	204,281

U.S. Treasury, 10.750% Bonds due February 15, 2003	200,000	219,525	218,781

U.S. Treasury, 7.250% Notes, due May 15, 2004	300,000	303,245	326,203

U.S. Treasury, 7.500% Notes, due February 15, 2005	300,000	305,871	332,484

U.S. Treasury, 9.375% Bonds, due February 15, 2006	200,000	256,222	238,625

U.S. Treasury, 7.625% Bonds, due February 15, 2007	300,000	307,910	302,156

U.S. Treasury, 8.750% Bonds, due November 15, 2008	200,000	237,473	220,656

U.S. Treasury, 9.125% Bonds, due May 15, 2009	200,000	234,910	225,469

U.S. Treasury, 7.500% Bonds, due November 15, 2016	300,000	308,539	355,031
		$ 2,387,792	$ 2,423,686

Commercial Paper - Short Term - 9.1%
American Express Credit Corporation Commercial Paper Note 1.701% due January 2, 2002	989,673	$ 989,673	$ 989,673

  -----------------------------------------------------------------------------------------------------------------------------------------------------------------------

  Bridges Investment Fund, Inc.                     40               March 22, 2002

    Statement     Part B

  BRIDGES INVESTMENT FUND, INC.

  SCHEDULE OF PORTFOLIO INVESTMENTS
  (Continued)

  DECEMBER 31, 2001
Title of Security	Number of Shares	Cost	Market Value

Commercial Paper - Short Term - (Continued)

General Electric Credit Corporation Commercial Paper Note 1.751% due January 2, 2002	1,974,328	$ 1,974,328	$ 1,974,328

Ford Motor Credit Corporation Commercial Paper Note 1.671% due January 4, 2002	2,499,188	2,499,188	2,499,188
		$ 5,463,189	$ 5,463,191

TOTAL DEBT SECURITIES (Cost - $9,212,539)		$ 9,212,539	$ 9,143,158

TOTAL INVESTMENTS IN SECURITIES - (99.5%) (Cost - $46,818,489)		$46,818,489	$59,959,876
CASH AND RECEIVABLES LESS TOTAL LIABILITIES - (0.5%)			285,036
NET ASSETS, December 31, 2001 - (100.0%)			$60,244,912

  The accompanying notes to financial statements
  are an integral part of this schedule.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------------

  Bridges Investment Fund, Inc.              41                     March 22, 2002

    Statement     Part B

  BRIDGES INVESTMENT FUND, INC.

  STATEMENT OF ASSETS AND LIABILITIES

  DECEMBER 31, 2001

ASSETS
Investments, at market value
Common and preferred stocks (cost $37,605,943)	$50,816,718
Debt securities (cost $9,212,539)	9,143,158
Total investments	$59,959,876

Cash	217,658
Receivables
Dividends and interest	112,751
Subscriptions to capital stock	168,911

TOTAL ASSETS	$60,459,196
===========
LIABILITIES
Dividend distributions payable	$ 97,025
Investment advisor, management and
service fees payable	72,843
Accrued operating expenses	44,416
TOTAL LIABILITIES	$ 214,284

NET ASSETS
Capital stock, $1 par value - Authorized 6,000,000 shares, 1,940,495 shares outstanding	$ 1,940,495

Paid-in surplus -	45,475,719
Net capital paid in on shares	$47,416,214

Net unrealized appreciation on investments	13,141,394
Accumulated undistributed net realized gain	(315,244)
Accumulated undistributed net investment income	2,548
TOTAL NET ASSETS	$60,244,912
===========

NET ASSET VALUE PER SHARE	$31.05
======

OFFERING PRICE PER SHARE	$31.05
======

REDEMPTION PRICE PER SHARE	$31.05
======

  The accompanying notes to financial statements
  are an integral part of this statement.

  ------------------------------------------------------------------------------------------------------------------------------------------------------------------------

  Bridges Investment Fund, Inc.             42                     March 22, 2002

    Statement     Part B

  BRIDGES INVESTMENT FUND, INC.

  STATEMENT OF OPERATIONS

  FOR THE YEAR ENDED DECEMBER 31, 2001
INVESTMENT INCOME
Interest	$ 599,811
Dividends (Net of foreign withholding taxes
of $6,091)	393,119

Total Investment Income		$ 992,930

EXPENSES
Management fees	315,093
Custodian fees	41,509
Insurance and Other Administrative Fees	25,395
Bookkeeping services	24,748
Printing and supplies	18,066
Professional services	18,543
Dividend disbursing and transfer
agent fees	27,234
Computer programming	11,309
Taxes and licenses	1,065
Independent Directors Expense & Fees	13,938

Total Expenses		$ 496,900
NET INVESTMENT INCOME		$ 496,030

NET REALIZED AND UNREALIZED
GAIN ON INVESTMENTS

Net realized loss on transactions in
investment securities	$ (28,938)

Net decrease in unrealized
appreciation of investments	(14,435,181)

NET REALIZED AND UNREALIZED LOSS
ON INVESTMENTS		$(14,464,119)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS		$(13,968,089)
		=============

  The accompanying notes to financial statements
  are an integral part of this statement.

  ---------------------------------------------------------------------------------------------------------------

  Bridges Investment Fund, Inc.              43                   March 22, 2002

    Statement     Part B

  BRIDGES INVESTMENT FUND, INC.

  STATEMENTS OF CHANGES IN NET ASSETS

  FOR THE YEAR ENDED DECEMBER 31, 2001 AND 2000
	2001	2000
INCREASE IN NET ASSETS
Operations -
Net investment income	$ 496,030	$ 703,021
Net realized (loss)/gain on
transactions in investment securities	(28,938)	(68,062)
Net decrease in unrealized
appreciation of investments	(14,435,181)	(11,774,401)
Net decrease in net assets
resulting from operations	$(13,968,089)	$(11,139,442)

Net equalization credits	2,565	13,498

Distributions to shareholders from -
Net investment income	(496,030)	(703,021)
Net realized gain/(loss) from investment
transactions	--	(1,277,024)
Return of capital	(4,660)	(10,248)
Net capital share transactions	3,299,606	14,792,073

Total (decrease)/increase in Net Assets	$(11,166,608)	$ 1,675,836

NET ASSETS:
Beginning of year	$ 71,411,520	$69,735,684

End of year	$ 60,244,912	$71,411,520
	============	============

  The accompanying notes to financial statements
  are an integral part of these statements.

  ----------------------------------------------------------------------------------------------------------------

  Bridges Investment Fund, Inc.             44                    March 22, 2002

    Statement     Part B

  BRIDGES INVESTMENT FUND, INC.

  NOTES TO FINANCIAL STATEMENTS

  DECEMBER 31, 2001

  (1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         Bridges Investment Fund, Inc. (Fund) is registered under the Investment Company
      Act of 1940 as a diversified, open-end management investment company.  The primary investment objective of the Fund is long-term capital appreciation.  In pursuit of that objective, the Fund invests primarily in common stocks.  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  The policies are in conformity with generally accepted accounting principles.

      A.  Investments -

                Security transactions are recorded on the trade date at purchase cost or sales proceeds.  Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis.

                Securities owned are reflected in the accompanying statement of assets and liabilities and the schedule of portfolio investments at quoted market value.  Quoted market value represents the last recorded sales price on the last business day of the calendar year for securities traded on a national securities exchange.  If no sales were reported on that day, quoted market value represents the closing bid price.
          The cost of investments reflected in the statement of assets and liabilities and the schedule of portfolio investments is approximately the same as the basis used for Federal income tax purposes.  The difference between cost and quoted market value of securities is reflected separately as unrealized appreciation (depreciation) as applicable.

Net unrealized appreciation (depreciation):	2001	2000	Net Change

Aggregate gross unrealized appreciation on securities	$17,701,567	$30,194,492

Aggregate gross unrealized depreciation on securities	(4,560,173)	(2,617,917)

Net	$13,141,394	$27,576,575	$(14,435,181)
	============	============	============

          The net realized gain (loss) from the sales of securities is determined for income tax and accounting purposes on the basis of the cost of specific securities.
     The gain computed on the basis of average cost would have been substantially the same as that reflected in the accompanying statement of operations.

  ------------------------------------------------------------------------------------

  Bridges Investment Fund, Inc.              45                       March 22, 2002

    Statement     Part B

     B. Federal Taxes -

            The Fund intends to comply with the requirements of the Internal
        Revenue Code applicable to regulated investment companies and not be subject to federal income tax.  Therefore, no income tax provision is required.  The
        Fund also intends to distribute its taxable net investment income and realized gains, if any, to avoid the payment of any federal excise taxes.

            The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.  In addition, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains or losses were recorded by the Fund.

            For federal income tax purposes, the Fund has a capital loss carryover
        of $1,600 at December 31, 2001, which   if not offset by subsequent capital gains
         will expire in 2009.

     C. Distribution To Shareholders -

           The Fund accrues income dividends to shareholders on a quarterly basis as of the ex-dividend date.  Distributions of net realized gains are made on an annual basis to shareholders as of the ex-dividend date.

     D. Equalization -

           The Fund uses the accounting practice of equalization by which a portion of the proceeds from sales and costs of redemption of capital shares, equivalent on a per share basis to the amount of undistributed net investment income on the date of the transactions, is credited or charged to undistributed income.
        As a result, undistributed net investment income per share is unaffected by sales or redemption of capital shares.

     E. Use of Estimates

           The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

  (2) INVESTMENT ADVISORY CONTRACT

        Under an Investment Advisory Contract, Bridges Investment Counsel, Inc.
      (Investment Adviser) furnishes investment advisory services and performs certain administrative functions for the Fund.  In return, the Fund has agreed to pay the Investment Adviser a management fee computed on a quarterly basis at the rate of 1/8 of 1% of the average net asset value of the Fund during the quarter, equivalent to 1/2 of 1% per annum.  Certain officers and directors of the Fund are also officers and directors of the Investment Adviser.  These officers do not receive any compensation from the Fund other than that which is received indirectly through the Investment Adviser.

  ------------------------------------------------------------------------------------------------------------------------------------------------------------------------

  Bridges Investment Fund, Inc.                46                  March 22, 2002

    Statement     Part B

        The contract between the Fund and the Investment Adviser provides that total expenses of the Fund in any year, exclusive of stamp and other taxes, but including fees paid to the Investment Adviser, shall not exceed, in total, a maximum of 1 and
      1/2% of the average month end net asset value of the Fund for the year.  Amounts, if any, expended in excess of this limitation are reimbursed by the Investment
      Adviser as specifically identified in the Investment Advisory Contract.   There
      were no amounts reimbursed in the twelve months ended December 31, 2001.

  (3) DIVIDEND DISBURSING AND TRANSFER AGENT

        Dividend disbursing and transfer agent services are provided by Bridges Investor
      Services, Inc. (Transfer Agent).  The fees paid to the Transfer Agent are intended to approximate the cost to the Transfer Agent for providing such services.  Certain officers and directors of the Fund are also officers and directors of the Transfer
      Agent.

  (4) SECURITY TRANSACTIONS

        The cost of long-term investment purchases during the years ended
      December 31, was:

	2001	2000

Other Securities	$12,411,091	$23,216,912
	===========	===========

        Net proceeds from sales of long-term investments during the years ended December 31, were:

	2001	2000

United States government obligations	$ 200,000	$ 200,000
Other Securities	7,523,042	12,036,551
Total Net Proceeds	$ 7,723,042	$12,236,551
	===========	===========

  (5) NET ASSET VALUE

        The net asset value per share represents the effective price for all subscriptions and redemptions.

  -------------------------------------------------------------------------------------

  Bridges Investment Fund, Inc.                 47                     March 22, 2002

    Statement    Part B

  (6) CAPITAL STOCK

        Shares of capital stock issued and redeemed are as follows:

	2001	2000

Shares sold	212,033	377,263
Shares issued to shareholders in
reinvestment of net investment
income and realized gain from
security transactions	13,597	37,066
	225,630	414,329
Shares redeemed	135,437	72,181
Net increase	90,193	342,148
	=======	=======

        Value of capital stock issued and redeemed is as follows:

	2001	2000

Shares sold	$ 7,104,952	$16,215,549
Shares issued to shareholders in
reinvestment of net investment
income and realized gain from
security transactions	465,193	1,548,820
	$ 7,570,145	$17,764,369

Shares redeemed	4,270,539	2,972,296
Net increase	$ 3,299,606	$14,792,073
	===========	==========

  (7) DISTRIBUTIONS TO SHAREHOLDERS

        On December 31, 2001 a cash distribution was declared from net investment income accrued through December 31, 2001.  This distribution was ultimately calculated as $.050 per share.  The dividend will be paid on January 23, 2002 to shareholders of record on December 31, 2001.

  ------------------------------------------------------------------------------------

  Bridges Investment Fund, Inc.                     48               March 22, 2002

    Statement     Part B

  FINANCIAL HIGHLIGHTS*

  Per share income and capital changes for a share outstanding for each of the last five years were:

  Per share income and capital changes for a share outstanding for each of the last five years were:
	2001	2000	1999	1998	1997

Net Asset Value, Beginning of Period	$38.59	$46.24	$34.26	$29.02	$24.56

Income/(Loss) From Investment Operations Operations
Net Investment Income	$ .26	$ .40	$ .30	$ .44	$ .51
Net Gains or (Losses) on Securities (both realized and unrealized)	(7.54)	(6.84)	12.89	7.36	4.77
Total From Investment Operations	$(7.28)	$(6.44)	$13.19	$ 7.80	$ 5.28

Less Distributions
Dividends from net investment income	$ (.26)	$ (.40)	$ (.30)	$ (.44)	$ (.51)
Distributions from capital gains	-__	(.81)	(.91)	(2.12)	(.31)
Total Distributions	$ (.26)	$(1.21)	$(1.21)	$(2.56)	$ (.82)

Net Asset Value, End of Period	$31.05	$38.59	$46.24	$34.26	$29.02

Total Return	(18.89)%	(14.09)%	38.90%	27.48%	22.33%

Ratios/Supplemental Data

Net Assets, End of Period (in thousands)	$60,245	$71,412	$69,736	$48,433	$36,648
Ratio of Expenses to Average Net Assets**	.79%	.72%	.73%	.77%	.81%
Ratio of Net Investment Income to Average Net Assets **	.79%	.95%	.78%	1.37%	2.64%
Portfolio Turnover Rate	14%	19%	16%	24%	8%

  * Per share income and capital change data is computed using the weighted average number of shares outstanding method.

  ** Average net asset data is computed using monthly net asset value figures.

  -----------------------------------------------------------------------------------

  PART C

  OTHER INFORMATION

  __________________________________________________________________________

  OTHER INFORMATION                 Bridges Investment Fund, Inc.                 CAPITAL STOCK March 22, 2002                                 8401 West Dodge Road

                                                              Omaha, Nebraska 68114

                                                                  402-397-4700

  __________________________________________________________________________
Contents		Page No.

Item 23	Exhibits	2

Item 24	Persons Controlled by or Under Common Control with the Fund	4

Item 25	Indemnification	4-5

Item 26	Business and Other Connections of Investment Adviser	5-7

Item 27	Principal Underwriters	7

Item 28	Location of Accounts and Records	7

Item 29	Management Services	8

Item 30	Undertakings	8

SIGNATURES		9-10

  Special Notices

      This Other Information is not a Prospectus.
      This Other Information should be read in conjunction with Part A, the Prospectus of Bridges Investment Fund, Inc. dated March 22, 2002, and Part B, Statement of Additional Information.
      Copies of the Part A and Part B filings of Bridges Investment Fund, Inc. may be obtained from the office of the Fund at the address shown above.
      The date of this Other Information is March 22, 2002.

  -------------------------------------------------------------------------------------------------------------------------------------

  Bridges Investment Fund, Inc.                                     2                                      March 22, 2002

    Other Information      Part C

  Item 23. Exhibits

  (a)     (i)     The Fund Articles of Incorporation, filed with the Form N-8B-1 and       amendments thereto, in File No. 811-1209, are hereby incorporated by reference.

  (ii) Amendment to Fund Articles of Incorporation, as filed with the Nebraska Secretary of State on February 27, 2001, increasing the authorized capital stock of the Fund from 3,000,000 to 6,000,000 shares, filed as Exhibit 23(a)(ii) to Form N-1A, Amendment No. 45, filed February 28, 2001, is hereby incorporated by reference.

  (b) (i) The Fund By-Laws, filed with the Form N-8B-1 and amendments thereto, in File No. 811-1209, are hereby incorporated reference.

  (ii) Amendment to Article III, Section 1 of Fund By-Laws increasing the number of Fund Directors from 11 to 14, Exhibit 23 (b)(ii) to Form N-1A, Amendment No. 27, filed April 19, 1999, is hereby incorporated by reference.

  (c) (i) The Specimen Stock Certificate, filed with the Form S-5 in File No. 2-21600, is hereby incorporated by reference.

  (ii) Account Application Form (Revision 10-25-99) filed as Exhibit 23 (c)(ii) to Form N-1A, Amendment No. 43, filed February 25, 2000, is hereby incorporated by reference.

  (d) The Investment Advisory Agreement and Amendatory Advisory Agreement filed with Amendment No. 2 to the Form N-8B-1 in File No. 811-1209 are hereby incorporated by reference.

  (e) Underwriting contracts: Not applicable.

  (f) Bonus or profit sharing contracts: Not applicable.

  (g) (i) The Custodian Agreement and Amendatory Custodian Agreement filed with Amendment No. 1 to the Form N-8B-1 in File No. 811-1209 are hereby incorporated by reference.

  (ii) Custody agreement between Bridges Investment Fund, Inc. and the First National Bank of Omaha dated April 23, 1997, effective on July 1, 1997, Exhibit 26 to Form N-1A, Amendment No. 25, filed April 28, 1998, is hereby incorporated by reference.

  Other Material Contracts:

  (h) Copies of the model plans used by the Fund to establish retirement plans are hereby incorporated by reference as subparagraphs (i) through (ix) as follows:

  (i) Exhibit SE-1 filed with Post-Effective Amendment No. 1 to the Form S-5, File No. 2-21600, is hereby incorporated by reference, including Amendments thereto with Post-Effective Amendments No. 2, 3 and 13. These materials relate to the Self-Employed Retirement Keogh Plans.

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  Bridges Investment Fund, Inc.                                       3                                      March 22, 2002

    Other Information       Part C

  (ii) Amended and Restated Standard Retirement Plan, including Application Forms, Participant Request For Distribution Forms, and Designation of Beneficiary Forms, and the Standard Custodial Agreement, Exhibit 24(i) to Form N-1A, Amendment No. 21, filed February 24, 1994, is hereby incorporated by reference.

  (iii) Amended and Restated Standard Retirement Plan, corrected to final text approval by the Internal Revenue Service on July 31, 1990, Exhibit 24(j) to Form N-1A Amendment No. 18, filed February 22, 1991, is hereby incorporated by reference.

  (iv) Amended and Restated Individual Retirement Account Custodial Agreement corrected to final text approval the Internal Revenue Service on June 11, 1993, Exhibit 24(k), to Form N-1A, Amendment No. 21, filed February 24, 1994, is hereby incorporated by reference.

  (v) Amendment to Bridges Investment Fund, Inc. Standard Retirement Plan effective January 1, 1994, as adopted on March 29, 1994, Exhibit 24(l) to Form N-1A, Amendment No. 22, filed February 23, 1995, is hereby incorporated by reference.

  (vi) Model Amendment for Qualified Military Service, Model Amendment for SIMPLE 401(k) Provisions, and a new Profit Sharing Plan Application Form reflecting the SIMPLE 401(k) Provisions at Part III all related to the Standard Retirement Plan No. 001, Exhibit 14(m) to Form N-1A, Amendment No. 25, filed April 28, 1998, is hereby incorporated by reference.

  (vii) Bridges Investment Fund, Inc. SIMPLE Individual Retirement Custodial Account Master Plan, including Application Form, Custodial Agreement, Disclosure Statement, Notice to Eligible Employees, Summary Description, Salary Reduction Agreement, Beneficiary Designation, and Request for Distribution Form, Exhibit 14(n) to Form N-1A, Amendment No. 25, filed April 28, 1998, is hereby incorporated by reference.

  (viii) Roth Individual Retirement Custodial Account (IRS Form 5305-RA) with standardized text Attachment for Article IX, Exhibit 14(o) to Form N-1A, Amendment No. 25, filed April 28, 1998, is hereby incorporated by reference.

  (ix) Education Individual Retirement Custodial Account (IRS Form 5305-EA) with standardized text Attachment for Article XI, Exhibit 14 (p) to Form N-1A, Amendment No. 25, filed April 28, 1998, is hereby incorporated by reference.

  (x) Agreement dated July 14, 1987, to appoint Bridges Investor Services, Inc. as Dividend Disbursing and Transfer Agent, Exhibit 19 to Form N-1A, Amendment No. 15, filed February 25, 1988, is hereby incorporated by reference.

  (xi) Agreement dated October 13, 1987, to establish jointly insured status under ICI Mutual Insurance Company fidelity blanket bond between Bridges Investment Fund, Inc.; Bridges Investor Services, Inc.; Bridges Investment Counsel, Inc.; and Edson Bridges II Investment Counsel in California, a proprietorship, Exhibit 21 to Form N-1A, Amendment No. 15, filed February 25, 1988, is hereby incorporated by reference.

  (xii) Bridges Investment Fund, Inc. Standard Retirement Plan, Basic
  Plan Document No. 01, as revised January 1, 2000 (the "Basic Plan
  Document")

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  Bridges Investment Fund, Inc.                                         4                                      March 22, 2002

    Other Information       Part C

                                          (xiii) Basic Plan Document, as amended by the EGTRRA Amendment to the Bridges Investment Fund, Inc. Standard Retirement Plan (the
                                          "EGTRRA Amendment").

                                          (xiv) Bridges Investment Fund, Inc. Standard Retirement Plan No. 001,
                                          Profit Sharing Application, as Amended and Restated as of January 1,
                                          2000 (the "Profit Sharing Application Form").

                                          (xv) Addendum to Profit Sharing Application Form to incorporate the
                                          EGTRRA Amendment.

                                          (xvi) Bridges Investment Fund, Inc. Standard Retirement Plan No. 002,
                                          Money Purchase Pension Application Form, as Amended and Restated
                                          as of January 1, 2000 (the "Money Purchase Pension Application Form").

                                          (xvii) Addendum to Money Purchase Pension Application Form to incorporate the EGTRRA Amendment.

  (i) (i) The opinion and consent of counsel dated July 12, 1963, as to the legality of securities issued, Exhibit F of the original Form S-5 in File No. 2-21600, are hereby incorporated by reference.

  (ii) The opinion and consent of legal counsel, February 25, 1988, as to the legality of securities issued, Exhibit 22, to Form N-1A, Amendment No. 16, filed February 24, 1989, is hereby incorporated by reference.

  (j) Consent of KPMG LLP dated March 22, 2002, is filed herewith as Exhibit 23 (j).

  (k) Omitted Financial Statements: Not applicable.

  (l) Initial Capital Agreements: Not applicable.

  (m) Rule 12b-1 Plan: Not applicable.

  (n) Rule 18f-3 Plan: Not applicable.

  (o) Reserved: Not applicable.

  (p) Restated Code of Ethics of Bridges Investment Fund, Inc. & Bridges Investment Counsel, Inc. as adopted October 12, 1999, filed as Exhibit 23 (p), to Form N-1A, Amendment No. 44, filed September 25, 2000, is hereby incorporated by reference.

  Item 24. Persons Controlled by or under Common Control with Registrant

  Not applicable

  Item 25. Indemnification

  Under the Nebraska Business Corporation Act, as enacted in 1995, a Nebraska Corporation, such as the Fund, is required to indemnify a director and officer who was wholly successful in the defense of any proceeding to which such person was a party because of his or her position as a director or officer against reasonable expenses, including attorney's fees, incurred in connection with such proceeding. A Nebraska Corporation, such as the Fund, is permitted, but not required, to indemnify a director or officer against liability if such person conducted himself or herself in

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  Bridges Investment Fund, Inc.                            5                                     March 22, 2002

    Other Information      Part C

  good faith, and the director or officer reasonably believed that his or her conduct was in the best interests of the corporation. The Fund has never been requested to provide indemnification by a director or officer, nor has the Fund taken any action or made any offer to indemnify a director or officer of the Fund.

  Item 26. Business and Other Connections of Investment Adviser

  Edson L. Bridges II is the President and a Director of Bridges Investment Counsel, Inc., as well as being Chairman and Chief Executive Officer and a Director of Bridges Investment Fund, Inc. Mr. Bridges II is President and a Director of Bridges Investor Services, Inc. Mr. Bridges II has a principal profession in investment counseling. During the last two fiscal years for the Fund, Mr. Bridges II acted for his own account in the capacity of director, officer, employee, partner or trustee in the following businesses or activities:

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  Bridges Investment Fund, Inc.                                           6                                              March 22, 2002

    Other Information      Part C

Name and Principal Business Address	Position with Business or Activity
Edson L. Bridges II Bridges Investment Advisers 8401 West Dodge Road Omaha, Nebraska 68114	Proprietor

Edson L. Bridges II Bridges Investment Management, Inc. 8401 West Dodge Road Omaha, Nebraska 68114	Director, Executive Administrator

N. P. Dodge Company Real Estate Brokers and Management 8701 West Dodge Road Omaha, Nebraska 68114	Director
Airlite Plastics Company 6110 Abbott Drive Omaha, Nebraska 68110-2805	Director

Provident Trust Company 256 Durham Plaza 8401 West Dodge Road Omaha, Nebraska 68114	President and Director

Store Kraft Manufacturing Company Beatrice, Nebraska 68310	Director

West Omaha Land & Cattle Company 8401 West Dodge Road Omaha, Nebraska 68114	A Partner

  The question in this item uses the terms substantial nature in requiring a response. None of the foregoing relationships are substantial in terms of time commitment or compensation received as they may require only several hours per month or per calendar quarter of Mr. Bridges' time. One exception to this statement would be Edson L. Bridges II, Bridges Investment Advisers, a proprietorship which is part of Mr. Bridges' principal profession. The other exception is Provident Trust Company, discussed in more detail below.

  Mr. Bridges II acts as a Trustee or Co-Trustee, primarily for revocable and testamentary trusts which have investment advisory client relationships with either Bridges Investment Counsel, Inc. or Bridges Investment Advisers.

  Mr. Edson L. Bridges III is Executive Vice President-Investments of Bridges Investment Counsel, Inc. and a Director of that Company. Mr. Bridges III is President and Director of Bridges Investment Fund, Inc. and Vice President and Director of Bridges Investor Services, Inc. Mr.

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  Bridges Investment Fund, Inc.                                          6                                 March 22, 2002

    Other Information     Part C

  Bridges III has a principal profession of investment counseling. During the last two fiscal years for the Fund, Mr. Bridges III acted for his own account in the capacity of director, officer, employee, partner, or trustee in the following businesses or activities:

Name and Principal Business Address	Position with Business or Activity

Edson L. Bridges III Bridges Investment Management, Inc. 8401 West Dodge Road Omaha, Nebraska 68114	President and Chief Executive Officer

Provident Trust Company 256 Durham Plaza 8401 West Dodge Road Omaha, Nebraska 68114	Vice President and Director

Stratus Fund, Inc. 500 Centre Terrace 1225 "L" Street Lincoln, Nebraska 68508	Director

  Provident Trust Company was granted a charter by the State of Nebraska Department of Banking on March 11, 1992. Trust business activities commenced on March 14, 1992. Provident has a Management Agreement with Bridges Investment Counsel, Inc. that was entered into on March 26, 1991. Mr. Bridges II and Mr. Bridges III were active during 2001 with assistance to Provident Trust Company for the conduct of its operations and services. On December 31, 2001, Provident Trust Company was responsible to 782 customer accounts with assets valued at in excess of $748 million.

  Item 27. Principal Underwriters

  Not applicable

  Item 28. Location of Accounts and Records

  The principal records for the Fund to maintain under Rule 31a-3 of The Investment Company Act of 1940 are maintained by the Fund and its investment adviser at the offices of the Fund, Suite 256, Durham Plaza, 8401 West Dodge Road, Omaha, Nebraska 68114. The persons in charge of the corporate records are Mrs. Mary Ann Mason, Secretary, and Mrs. Nancy K. Dodge, Treasurer. Documents of original entry regarding the safekeeping of securities, disbursing of dividends and transfer agency work are maintained by Bridges Investor Services, Inc.

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  Bridges Investment Fund, Inc.                                          7                                   March 22, 2002

    Other Information     Part C

  Item 29. Management Services

  Not applicable

  Item 30. Undertakings

  Not applicable

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  Bridges Investment Fund, Inc.                               8                                            March 22, 2002

    Other Information      Part C

  March 22, 2002

  SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Fund has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Omaha, and State of Nebraska, on the 22nd day of March, 2002.

  BRIDGES INVESTMENT FUND, INC.

  /s/ Edson L. Bridges II______

  Edson L. Bridges II, Chairman

  Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:
/s/ Edson L. Bridges II___ Edson L. Bridges II	Chairman	March 22, 2002 Date

/s/ Nancy K. Dodge________ Nancy K. Dodge	Treasurer	March 22, 2002 Date

/s/ Frederick N. Backer Frederick N. Backer	Director	March 22, 2002 Date

/s/ Edson L. Bridges II___ Edson L. Bridges II	Director	March 22, 2002 Date

/s/ Edson L. Bridges III__ Edson L. Bridges III	President Director	March 22, 2002 Date

/s/ N. P. Dodge, Jr. N. P. Dodge, Jr.	Director	March 22, 2002 Date

/s/ John W. Estabrook John W. Estabrook	Director	March 22, 2002 Date

________________________ Jon D. Hoffmaster	Director	March ___, 2002 Date
/s/ John J. Koraleski John J. Koraleski	Director	March 22, 2002 Date

________________________ Roger A. Kupka	Director	March___, 2002 Date

________________________ Gary L. Petersen	Director	March___, 2002 Date

/s/ John T. Reed John T. Reed	Director	March 22, 2002 Date

________________________ Roy A. Smith	Director	March___, 2002 Date

/s/ Janice D. Stoney Janice D. Stoney	Director	March 22, 2002 Date

________________________ L.B. Thomas	Director	March___, 2002 Date

/s/ John K. Wilson John K. Wilson	Director	March 22, 2002 Date